                                                                   EXHIBIT 10.39

   [CLIFFORD CHANCE PUNDER LETTERHEAD]                            EXECUTION COPY

                              DATED 28 AUGUST 2003

                      WESTERN WIRELESS INTERNATIONAL D.O.O.

                          IKB DEUTSCHE INDUSTRIEBANK AG

                         KREDITANSTALT FUR WIEDERAUFBAU

              RAIFFEISENLANDESBANK OBEROSTERREICH REG. GEN. M.B.H.

                     NOVA LJUBLJANSKA BANKA D.D., LJUBLJANA

                                 HSH NORDBANK AG

                             HYPO ALPE-ADRIA-BANK AG

                            HYPO ALPE-ADRIA-BANK D.D.

         DEG - DEUTSCHE INVESTITIONS - UND ENTWICKLUNGSGESELLSCHAFT MBH

                                       and

                      AKA AUSFUHRKREDIT-GESELLSCHAFT M.B.H.
                               in the presence of

                   WESTERN WIRELESS INTERNATIONAL CORPORATION

               WESTERN WIRELESS INTERNATIONAL SLOVENIA CORPORATION

             WESTERN WIRELESS INTERNATIONAL SLOVENIA II CORPORATION

              -----------------------------------------------------

                           SECOND AMENDMENT AGREEMENT

                                 RELATING TO THE

                     FACILITY AGREEMENT DATED 30 APRIL 2002

                        RELATING TO THE FINANCING OF THE

                 VEGA GSM TELECOMMUNICATIONS NETWORK IN SLOVENIA

              -----------------------------------------------------

                                    CONTENTS

                                              CLAUSE                                                     PAGE
1.       Definitions and Interpretation...............................................................     2

2.       Amendment of the Original Facility Agreement.................................................     3

3.       Representations..............................................................................     3

4.       Continuity and Further Assurance.............................................................     4

5.       Fees, Costs and Expenses.....................................................................     4

6.       Miscellaneous................................................................................     4

SCHEDULE 1 Conditions Precedent.......................................................................     6

SCHEDULE 2 Conditions.................................................................................     9

SCHEDULE 3 Amendments to Original Facility Agreement..................................................    11

THIS AGREEMENT is dated           2003 and made between:

(1)      WESTERN WIRELESS INTERNATIONAL D.O.O., LJUBLJANA as borrower (the
         "BORROWER");

(2) IKB DEUTSCHE INDUSTRIEBANK AG AND KREDITANSTALT FUR WIEDERAUFBAU, as lead arrangers (the "LEAD ARRANGERS");

(3) RAIFFEISENLANDESBANK OBEROSTERREICH REG. GEN. M.B.H. and NOVA LJUBLJANSKA BANKA D.D., LJUBLJANA as senior co-arrangers (the "SENIOR CO-ARRANGERS");

(4) HSH NORDBANK AG and HYPO ALPE-ADRIA-BANK AG as co-arrangers (the "CO-ARRANGERS");

(5) IKB DEUTSCHE INDUSTRIEBANK AG, KREDITANSTALT FUR WIEDERAUFBAU, RAIFFEISENLANDESBANK OBEROSTERREICH REG. GEN. M.B.H., HSH NORDBANK AG and HYPO ALPE-ADRIA-BANK AG as original lenders with regard to the Euro Facility (the "ORIGINAL EURO FACILITY BANKS");

(6) IKB DEUTSCHE INDUSTRIEBANK AG, as facility agent with regard to the Euro Facility and the SIT Facility (the "OFF SHORE FACILITY AGENT");

(7) IKB DEUTSCHE INDUSTRIEBANK AG, as security agent with regard to the Off Shore Security (the "OFF SHORE SECURITY AGENT");

(8) NOVA LJUBLJANSKA BANKA D.D., LJUBLJANA as an original lender and issuing bank with regard to the SIT Facility and HYPO ALPE-ADRIA-BANK D.D. as original lender with regard to the SIT Facility (the "ORIGINAL SIT FACILITY BANKS");

(9) NOVA LJUBLJANSKA BANKA D.D., LJUBLJANA as local facility agent with regard to the SIT Facility (the "ON SHORE FACILITY AGENT");

(10) NOVA LJUBLJANSKA BANKA D.D., LJUBLJANA as security agent with regard to the On Shore Security (the "ON SHORE SECURITY AGENT"); and

(11) DEG - DEUTSCHE INVESTITIONS - UND ENTWICKLUNGSGESELLSCHAFT MBH and AKA AUSFUHRKREDIT-GESELLSCHAFT M.B.H. as lenders in relation to the Euro Facility (the "EURO FACILITY BANKS").

in the presence of

(12) WESTERN WIRELESS INTERNATIONAL CORPORATION, WESTERN WIRELESS INTERNATIONAL SLOVENIA CORPORATION, and WESTERN WIRELESS INTERNATIONAL SLOVENIA II CORPORATION (together the "SPONSORS").

WHEREAS

(A) On 30 April 2002 the Borrower and the Finance Parties have entered into a facility agreement (as amended on 28 October 2002) for the financing of the construction and operation of a wireless communication network in Slovenia.

(B)      The Parties have agreed to make certain amendments to the Finance
         Documents.

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         "AGREEMENT" means this agreement including all of its Schedules.

         "FACILITY AGREEMENT" means the Original Facility Agreement, as amended by this Agreement.

         "ORIGINAL SPONSORS' AND SHAREHOLDERS' UNDERTAKING AND COMPLETION GUARANTEE" has the meaning set out in the Second Amendment and Restatement of the Sponsors' and Shareholders' Undertaking and Completion Guarantee.

         "SECOND AMENDMENT AGREEMENT EFFECTIVE DATE" means the date on which the Off Shore Facility Agent confirms that the conditions precedent listed in Schedule 1 (Conditions Precedent) have been satisfied or waived, in a form and substance satisfactory to the Off Shore Facility Agent.

         "SECOND AMENDMENT AGREEMENT CONDITIONS SATISFACTION DATE" means the date on which the Off Shore Facility Agent confirms that the conditions listed in Schedule 2 (Conditions) have been satisfied or waived, in a form and substance satisfactory to the Off Shore Facility Agent.

         "SECOND AMENDMENT AND RESTATEMENT OF THE SPONSORS' AND SHAREHOLDERS' UNDERTAKING AND COMPLETION GUARANTEE" means the second amendment and restatement of the sponsors' and shareholders' undertaking and completion guarantee dated 30 April 2002 as amended and restated on [-] 2003.

         "ORIGINAL FACILITY AGREEMENT" means the Facility Agreement dated 30 April 2002 (as amended on 28 October 2002) between the Borrower, the Off Shore Facility Agent, and others.

1.2      INCORPORATION OF DEFINED TERMS

         Terms defined in the Facility Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Facility Agreement shall have effect as if set out in this Agreement.

1.3      CLAUSES

         In this Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule hereof. Clause headings are for ease of reference only.

2.       AMENDMENT OF THE ORIGINAL FACILITY AGREEMENT

2.1 With effect from the Second Amendment Agreement Effective Date, the Original Facility Agreement shall be amended as set out in Schedule 3 (Amendments to the Original Facility Agreement).

2.2 Without prejudice to any rights of the Banks under the Finance Documents on the date of this Agreement, the Borrower agrees that if the Second Amendment Agreement Conditions Satisfaction Date has not occurred on or before the date falling 10 (ten) Business Days after the date of this Agreement such failure shall constitute an Event of Default entitling the Banks to exercise their rights in accordance clause 25 (Events of Default) of the Facility Agreement and the other terms of the Finance Documents.

2.3 Upon the satisfaction of the conditions set forth in Schedule 2 (Conditions), the Off Shore Security Agent shall release the security interests created by the Sponsors' Cash Collateral Account Pledge Agreement and the Sponsors' Cash Collateral Account #2 Pledge Agreement and close the Sponsors' Cash Collateral Account and the Sponsors' Cash Collateral Account #2.

2.4 By a Waiver Letter dated 7 August 2003 and entered into by the Banks and the Borrower, the Banks waived the requirement for the Borrower to comply with the Stage 1 covenants as set out in Clauses 22.2(a)(iv), 22.2(b)(v), 22.2(c)(ii), 22.2(d) and 22.2(e)(ii) (Stage 1 covenants) of the Original Facility Agreement.

2.5 With effect from the Second Amendment Agreement Effective Date until the date upon which the Asset and Licence Pledge and Leases Contracts Assignment Agreement is amended, the provisions of the Facility Agreement shall prevail in the event of any conflict between the provisions of the Facility Agreement and the provisions of articles 2.2 (Grant of Pledge, Pledge II, Substitution Pledge and Additional Pledge), 10.1 (Assignment of Leases, Substitution Leases and Additional Leases), 10.2 (Assignment of Leases, Substitution Leases and Additional Leases), 10.3 (Assignment of Leases, Substitution Leases and Additional Leases), 11.2 (Consent of the Landlords) and 11.3 (Consent of the Landlords) of the Asset and Licence Pledge and Lease Contracts Assignment Agreement.

3.       REPRESENTATIONS

3.1 The Borrower expressly repeats the Repeated Representations in the Facility Agreement as at the date of signing this Agreement (on the assumption that the amendments to the Original Facility Agreement contained herein are in effect at such date), upon the Second Amendment Agreement Effective Date and the Second Amendment Agreement Conditions Satisfaction Date.

4.       CONTINUITY AND FURTHER ASSURANCE

4.1      CONTINUING OBLIGATIONS

         The provisions of the Original Facility Agreement shall, save as amended hereby, continue in full force and effect.

4.2      FURTHER ASSURANCE

         The Borrower shall, at the request of the Off Shore Facility Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.       FEES, COSTS AND EXPENSES

5.1      TRANSACTION EXPENSES

         The Borrower shall, from time to time on demand of the Off Shore Facility Agent, reimburse the Senior Creditors for all costs and expenses (including legal fees) together with any VAT thereon reasonably incurred by it in connection with the negotiation, preparation and execution of this Agreement, any other document referred to in this Agreement any other Finance Document and the completion of the transactions herein contemplated.

5.2      PRESERVATION AND ENFORCEMENT OF RIGHTS

         The Borrower shall, from time to time on demand of the Off Shore Facility Agent, reimburse the Senior Creditors for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred in or in connection with the preservation, performance and/or enforcement or protection and/or attempted enforcement or protection of any of the rights of the Senior Creditors under this Agreement, any other document referred to in this Agreement and any other Finance Document.

5.3      STAMP TAXES

         The Borrower shall pay all stamp, registration and other taxes to which this Agreement, any other document referred to in this Agreement any other Finance Document or any judgment given in connection herewith is or at any time may be subject and shall, from time to time on demand of the Off Shore Facility Agent, indemnify the Senior Creditors against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

6.       MISCELLANEOUS

6.1      INCORPORATION OF TERMS

         The provisions of clause 32 (Notices), clause 34 (Partial Invalidity), clause 35 (Remedies and Waiver), clause 38 (Governing Law), clause 39 (Arbitration) and clause 40 (Jurisdiction) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full herein and as if references therein to "this Agreement" or the Finance Documents are references to this Agreement.

6.2      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

6.3      FINANCE DOCUMENT

         This Agreement is intended to be a "Finance Document" within the meaning of the Facility Agreement.

                                   SCHEDULE 1

                              CONDITIONS PRECEDENT

1.       In relation to the Borrower:

         (a) a confirmation, given by an authorised signatory of the Borrower, certifying that, as at the date hereof, there has been no change to the constitutional documents delivered by the Borrower pursuant to the Original Facility Agreement;

         (b) a copy, certified as at the date of this Agreement a true and up-to-date copy by an authorised signatory of the Borrower, of a resolution of the board of directors of the Borrower approving the execution, delivery and performance of this Agreement and the terms and conditions hereof and authorising a named person or persons to sign this Agreement and any documents to be delivered by the Borrower pursuant hereto; and

         (c) a certificate of an authorised signatory of the Borrower setting out the names and signatures of the persons authorised to sign, on behalf of the Borrower, this Agreement and any documents to be delivered by the Borrower pursuant hereto.

2.       In relation to each of the Sponsors:

         (a) a confirmation, given by an authorised signatory of the Sponsors, certifying that, as at the date hereof, there has been no change to the constitutional documents delivered by the Sponsors pursuant to the Original Sponsors' and Shareholders' Undertaking and Completion Guarantee;

         (b) a copy, certified as at the date of this Agreement a true and up to date copy by an authorised signatory of the Sponsors, of a resolution of the board of directors of each of the Sponsors approving the execution, delivery and performance of this Agreement and the Second Amendment and Restatement of the Sponsors' and Shareholders' Undertaking and Completion Guarantee and the terms and conditions hereof and thereof and authorising a named person or persons to sign such agreement and any documents to be delivered by the Sponsors pursuant thereto; and

         (c) a certificate of an authorised signatory of the Sponsors setting out the names and signatures of the persons authorised to sign, on behalf of the Sponsors, this Agreement the Second Amendment and Restatement of the Sponsors' and Shareholders' Undertaking and Completion Guarantee and any documents to be delivered by the Sponsors pursuant thereto.

3. A copy, certified a true copy by or on behalf of the Borrower, of each such law, decree, consent, licence, approval, registration or declaration as is, in the opinion of counsel to the Finance Parties, necessary to render this Agreement or the Second Amendment and Restatement of the Sponsors' and Shareholders' Undertaking and Completion Guarantee legal, valid, binding and enforceable, to make this Agreement and the Second Amendment and Restatement of the Sponsors' and Shareholders' Undertaking and

         Completion Guarantee admissible in evidence in the Borrower's and any Finance Party's jurisdiction of incorporation and to enable the Borrower to perform its obligations thereunder.

4. In respect of each Sponsor, a copy, certified a true copy by or on behalf of the respective Sponsor, of each such law, decree, consent, licence, approval, registration or declaration as is, in the opinion of counsel to the Finance Parties, necessary to render this Agreement or the amended and restated Sponsors' and Shareholders Undertaking and Completion Guarantee legal, valid, binding and enforceable, to make this Agreement and the Second Amendment and Restatement of the Sponsors' and Shareholders' Undertaking and Completion Guarantee admissible in evidence in the respective Sponsor's jurisdiction of incorporation and to enable the respective Sponsor to perform its obligations thereunder.

5. The fees set out in the Second Amendment Agreement Fee Letter addressed by the Borrower to the Off Shore Facility Agent, dated on or about the date of this Agreement, have been paid to the Finance Parties.

6. A confirmation from the ECA that the cover provided in the ECA Cover Documents will not be prejudiced as a consequence of the amendments contemplated by this Agreement and that the ECA Cover Documents remain in full force and effect.

7. A confirmation from the Equipment Vendor, issued to the Off Shore Facility Agent and countersigned by the Borrower:

         (a)      that there are no amounts outstanding under the Delivery
                  Contract;

         (b) of the amount of any refund due to the Borrower in respect of prepayments made under the Delivery Contract, which shall be applied in prepayment of the loans under the Lucent Loan Agreement in full and subsequently, to the extent any such refund is available, applied to pay outstanding amounts under the Delivery Contract; and

         (c) that the Delivery Contract has been terminated other than as provided in the Termination Agreement dated [-] between the Borrower, Lucent Technologies Inc., Lucent Technologies Slovenia d.o.o. and the Equipment Vendor.

8. An original, duly executed, copy of each of this Agreement and the Second Amendment and Restatement of the Sponsors' and Shareholders' Undertaking and Completion Guarantee.

9. A confirmation from the Borrower that, as at the Second Amendment Agreement Effective Date:

         (a) any invoices issued since 31 December 2002 which have become payable to the Equipment Vendor have been paid by the Borrower using its own funds or those made available to it by way of Equity Contributions by the Sponsors or refund under the Delivery Contract;

         (b) all amounts due and payable by the Borrower under the Facility Agreement in respect of interest has been paid in full by the Borrower from its own funds or those made available to it by way of Equity Contributions by the Sponsors; and

         (c) the Loans outstanding under the Facility Agreement will not exceed Euro 75,317,033.82.(1)

--------------------------

(1) In relation to outstandings under the SIT Facility, the applied exchange rate is the applicable exchange rate as at the date of each drawdown of the SIT Facility.

                                   SCHEDULE 2

                                   CONDITIONS

1. A legal opinion of Selih, Selih, Janezic and Jarcovic, Ljubljana, the local legal advisers to the Banks, substantially in the form agreed with the Off Shore Facility Agent.

2. Prepayment by the Borrower of the following amounts utilising funds from the deposit, held by the On Shore Facility Agent, Sponsors' Cash Collateral Account and the Sponsor's Cash Collateral Account #2 or if such amounts are insufficient from funds made available to the Borrower by way of Equity Contributions by the Sponsors:

                                              PREPAYMENT I
                                        (SPONSORS' CASH COLLATERAL             PREPAYMENT II
                                        ACCOUNT AND SPONSORS' CASH         (DEPOSIT HELD BY THE ON
      FACILITY                            COLLATERAL ACCOUNT #2)            SHORE FACILITY AGENT)(2)
----------------------------------------------------------------------------------------------------
ECA Facility Tranche 1                       Euro 7,341,887.56                 USD 297,002.97
----------------------------------------------------------------------------------------------------
ECA Facility Tranche 2                             None                             None
----------------------------------------------------------------------------------------------------
ECA Facility Tranche 3                             None                             None
----------------------------------------------------------------------------------------------------
Commercial Facility                          Euro 7,972,934.67                 USD 322,530.85
----------------------------------------------------------------------------------------------------
SIT Facility                                 Euro 2,125,177.77                 USD 686,471.55
----------------------------------------------------------------------------------------------------
TOTAL                                       EURO 17,440,000.00               USD 1,306,005.37
----------------------------------------------------------------------------------------------------

         Any amounts prepaid in USD shall be converted to the Euro equivalent thereof in accordance with Clause 1.2.1(d) (Construction) of the Facility Agreement and any amounts to be prepaid in SIT shall be converted from Euro to SIT at the rate of exchange quoted by the On Shore Facility Agent to the Off Shore Facility Agent on or prior to the relevant conversion date.

3. Repayment by the Borrower in full of all amounts outstanding under the Lucent Loan Agreement and confirmation thereof from Lucent Technologies Inc.

4. Payment of all costs and fees, costs and expenses referred to in Clause 5 and any outstanding fees and expenses payable under the Facility Agreement from the Borrower's funds or if the Borrower does not have sufficient resources to make such payments from funds made available to the Borrower by way of Equity Contributions by the Sponsors.

-----------------------------

(2) The amounts of the deposit held by the On Shore Facility Agent includes accrued interest up to 23 July 2003. The USD amounts are indicative and for reference purposes only.

5. A letter of comfort from Western Wireless Corporation substantially in the form agreed with the Off Shore Facility Agent.

6. A legal opinion of Friedman Kaplan Seiler & Adelman LLP, legal advisers to the Sponsors, substantially in the form agreed with the Off Shore Facility Agent.

7. Evidence that the DSRA-Required Balance, as of the Second Amendment Agreement Conditions Satisfaction Date, is standing to its credit of the Debt Service Reserve Account.

8.       Notification of the execution of this Agreement to Banka Slovenije.

9. Confirmation of the amounts outstanding after prepayment by the Off Shore Facility Agent in respect of the Euro Facilities and by the On Shore Facility Agent in respect of the SIT Facilities.

10. Legal opinions of Clifford Chance, legal advisors to the Banks, as to matters of German, Luxembourg and New York law, substantially in the form agreed with the Off Shore Facility Agent.

                                   SCHEDULE 3

                    AMENDMENTS TO ORIGINAL FACILITY AGREEMENT

1. The cover page of the Original Facility Agreement is amended by deleting the words "Landesbank Schleswig-Holstein Girozentrale" and replacing it with the words "HSH NORDBANK AG".

2. The cover page of the Original Facility Agreement is amended by deleting the words "Raiffeisenlandesbank Oberosterreich reg. Gen. m.b.H." and replacing them with the words "RAIFFEISENLANDESBANK OBEROSTERREICH REG. GEN. M.B.H."

3. The cover page of the Original Facility Agreement is amended by adding the following parties after the party named "Hypo Alpe-Adria-Bank d.d.":

                       "DEG - DEUTSCHE INVESTITIONS - UND
                           ENTWICKLUNGSGESELLCHAFT MBH
                              as Euro Facility Bank

                      AKA AUSFUHRKREDIT-GESELLSCHAFT M.B.H.
                             as Euro Facility Bank"

4. The cover page of the Original Facility Agreement is amended by deleting the title in its entirety and replacing it with the following:

                               "FACILITY AGREEMENT
                 (AS AMENDED ON 28 OCTOBER 2002 AND      2003)
                        RELATING TO THE FINANCING OF THE
                VEGA GSM TELECOMMUNICATIONS NETWORK IN SLOVENIA"

5. Paragraph (4) in the Parties Clause of the Original Facility Agreement is amended by deleting the words "Landesbank Schleswig-Holstein Girozentrale" in the first line of such clause and replacing them with the words "HSH NORDBANK AG".

6. Paragraph (5) in the Parties Clause of the Original Facility Agreement is amended by deleting the words "Landesbank Schleswig-Holstein Girozentrale" in the third line of such clause and replacing them with the words "HSH NORDBANK AG".

7. Paragraph (9) in the Parties Clause of the Original Facility Agreement is amended by deleting the words "and" at the end of such clause.

8. Paragraph (10) in the Parties Clause of the Original Facility Agreement is amended by adding the word "and" to the end of such clause.

9. The Parties Clause of the Original Facility Agreement is amended by adding the following parties after Paragraph (10) of such clause:

         "(11) DEG - DEUTSCHE INVESTITIONS - UND ENTWICKLUNGSGESELLSCHAFT MBH and AKA

                  AUSFUHRKREDIT-GESELLSCHAFT M.B.H. as lenders in relation to the Euro Facility (the "EURO FACILITY BANKS")."

10. Recital C of the Original Facility Agreement is amended by deleting such recital in its entirety and replacing it with the following recital:

         "(C) For the financing of the construction and operation of such network the Original Euro Facility Banks agreed to grant two term loan facilities in the amount of Euro 96,443,308.50 and the Original SIT Facility Banks agreed to grant a revolving loan, guarantee and letter of credit facility in the amount of SIT 4,400,000,000 in each case, upon the terms and conditions set out in the Agreement (as amended by the First Amendment Agreement). On the date of the Second Amendment Agreement, the Loans outstanding to the Banks under this Agreement equal, in aggregate, approximately Euro 75,317,033.82* as more particularly set out in Schedule 1 Part III.

                  * In relation to outstandings under the SIT Facility, the applied exchange rate is the applicable exchange rate as at the date of each drawdown of the SIT Facility."

11. The Recitals of the Original Facility Agreement are amended by adding the following recital after the end of Recital C:

         "(D) The Borrower and the Banks have further amended the Agreement (pursuant to the Second Amendment Agreement) on the terms and conditions set out herein."

12. Paragraph (a) of the definition of "Abandonment of the Project" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting the words "clause 3.2.2" in the first line of such paragraph and replacing them with the words "clause 3.2.4".

13. The definition of "Availability Period" in Clause 1.1 of the Original Facility Agreement is amended by deleting such definition in its entirety and replacing it with the following definition:

         ""AVAILABILITY PERIOD" means:

         (a) in relation to the ECA Facility, the period from the date upon which the conditions precedent in Schedule 6 (Conditions Precedent) have been satisfied up to and including the Second Amendment Agreement Effective Date;

         (b) in relation to the Commercial Facility, the period from the date upon which the conditions precedent in Schedule 6 (Conditions Precedent) have been satisfied up to and including the Second Amendment Agreement Effective Date; and

         (c) in relation to the SIT Facility, subject to Clause 6.4 (Conversion of revolving SIT Facility Loans into term loans), the period from the date upon which the conditions precedent in Schedule 6 (Conditions Precedent) have been satisfied up to and including the Second Amendment Agreement Effective Date."

14. The definition of "Available Commitment" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the following words after the words "SIT Facility only" in the ninth line of such definition:

         "and subject to Clause 6.4 (Conversion of revolving SIT Facility Loans into term loans)"

15. The definition of "Business Plan" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such definition in its entirety and replacing it with the following definition:

         ""BUSINESS PLAN" means, prior to the delivery of the 2002 Revised Business Plan, the Initial Business Plan, thereafter but prior to the delivery of the first Updated Business Plan, the 2002 Revised Business Plan and thereafter, the Vega Status Quo Business Plan as most recently updated or amended from time to time."

16. Clause 1.1 (Definitions) of the Original Facility Agreement is amended by including the following definitions after the definition of "Confidentiality Undertaking" and before the definition of "Contiguous Road Coverage":

         ""CONSOLIDATED ANNUALISED EBITDA" means twice the aggregate Consolidated EBITDA in respect of the last two (2) Quarters immediately preceding the relevant calculation date.

         "CONSOLIDATED EBITDA" means EBITDA in respect of the Group.

         "CONSOLIDATED FINANCIAL STATEMENTS" means the most recent financial statements of the Group.

         "CONSOLIDATED TANGIBLE NET WORTH" means at any time the aggregate of the amounts paid up or credited as paid up on the issued share capital of Western Wireless International Corporation (other than any redeemable shares) and the aggregate amount of the reserves of the Group plus:

         (a) any amounts set out in the most recent Consolidated Financial Statements for any financial year as payable to Western Wireless International Holding Corporation; and

         (b)      any retained earnings,

         but deducting:

                  (i)      any deficit in the retained earnings; and

                  (ii) any dividend or distribution declared, recommended or made by any member of the Group to the extent payable to a person who is not a member of the Group and such distribution is not provided for in the most recent financial statements, and so that no amount shall be included or excluded more than once.

         Any calculation of Consolidated Tangible Net Worth will ignore a negative or positive balance set out under "Accumulated Other Comprehensive Loss or Gain" in the Consolidated Financial Statements."

17. The definition of "ECA" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the word "Euler" after the word "means" at the beginning of such definition.

18. Paragraph (a)(ii) of the definition of "Excess Cash Flow" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting the words "(Contingent Equity)" in the first line of such paragraph and replacing them with the words "(Additional Funding Obligations)".

19. The definition of "Fee Letter" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the words "(including the Second Amendment Agreement Fee Letter)" after the words " as set out therein" in the second line of such definition.

20. Paragraph (g) of the definition of "Finance Documents" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such paragraph in its entirety and replacing it with the following paragraph:

         "(g) until the Second Amendment Agreement Conditions Satisfaction Date, the Lucent Loan Agreement;"

21. The definition of "First Facility Agreement" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such definition in its entirety and replacing it with the following definition:

         ""FIRST AMENDMENT AGREEMENT" means the first amendment agreement relating to this Agreement between the Borrower and the Banks, dated 28 October 2002."

22. Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the following definition after the definition of "Government" and before the definition of "GSM":

         ""GROUP" means Western Wireless International Corporation and its Subsidiaries."

23. The definition of "Insurance" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such definition in its entirety and replacing it with the following definition:

         ""INSURANCE" means any of the contracts of insurance which the Borrower is required from time to time to procure and maintain pursuant to
         Schedule 11 (Insurance), as the same may be amended, from time to time, in accordance with this Agreement."

24. Paragraph (a) of the definition of "Material Adverse Effect" of the Original Facility Agreement is amended by deleting the words "the Shareholders" in the second line of such paragraph and replacing them with the words "a Sponsor".

25. Paragraph (c) of the definition of "Material Contracts" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such paragraph in its entirety and replacing it with the following paragraph:

         "(c) the Delivery Contract (and after the Second Amendment Agreement Effective Date, that contract to the extent that the terms and conditions thereof remain in force after that date);"

26. Paragraph (i) of the definition of "Material Contracts" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the words "for the Network" after the word "infrastructure" in the first line of such paragraph.

27. The definition of "Permitted Accounts" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the words "with the Original SIT Facility Banks" after the words "such other accounts" in the third line of such definition.

28. The definition of "Project Status and Progress Report" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting the words "Clause 21.1(c)(iii)" of such definition and replacing them with the words "Clause 21.1(e)(iv)".

29. The definition of "Quarter" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the words "or, as the case may be, the Group" after the word "Borrower" in the first line of such definition.

30. The definition of "Rollover SIT Facility Loan" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the following words after the word "means" in the first line of such definition:

         ", subject to Clause 6.4 (Conversion of revolving SIT Facility Loans into term loans),"

31. Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the following definitions after the definition of "Screen Rate" and before the definition of "Security":

         ""SECOND AMENDMENT AGREEMENT" means the second amendment agreement relating to the Facility Agreement between the Borrower and the Banks, dated [-] 2003.

         "SECOND AMENDMENT AGREEMENT CONDITIONS SATISFACTION DATE" means the date upon which Off Shore Facility Agent (acting reasonably) confirms that the conditions listed in Schedule 2 of the Second Amendment Agreement have been satisfied or waived, in form and substance satisfactory to the Off Shore Facility Agent.

         "SECOND AMENDMENT AGREEMENT EFFECTIVE DATE" means the date upon which Off Shore Facility Agent (acting reasonably) confirms that the conditions precedent listed in Schedule 1 of the Second Amendment Agreement have been satisfied or waived, in form and substance satisfactory to the Off Shore Facility Agent.

         "SECOND AMENDMENT AGREEMENT FEE LETTER" means the fee letter dated on or about the date of the Second Amendment Agreement between the Off Shore Facility Agent and the Borrower."

32. Paragraph (d) of the definition of "Security Documents" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the words "until the Second Amendment Agreement Conditions Satisfaction Date," at the beginning of such paragraph.

33. The definition of "Senior Creditors" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the following words after the words "Technologies Inc." in the second line of such definition:

         " (until the irrevocable repayment in full of all amounts outstanding under the Lucent Loan Agreement)."

34. The definition of "SIT Facility" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the following words after the word "means" in the first line of such definition:

         ", subject to Clause 6.4 (Conversion of revolving SIT Facility Loans into term loans),"

35. The definition of "Sponsors' and Shareholders' Undertaking and Completion Guarantee" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the words "(as amended on 28 October 2002 and [-] 2003)" after the word "Agreement" in the third line of such definition.

36. The definition of "Sponsors' Cash Collateral Account" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the words "(as amended on 28 October 2002)" after the word "Guarantee" in the second line of such definition.

37. The definition of "Sponsors' Cash Collateral Account #2" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the words "(as amended on 28 October 2002)" after the word "Guarantee" in the second line of such definition.

38. The definition of "TOM" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the words "as amended from time to time" after the words "and 81/1997)" at the end of such definition.

39. The definition of "Total Commercial Facility Commitments" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the following words after the word "Agreement" in the second line of such definition:

         "which, for the avoidance of doubt, shall on the Second Amendment Agreement Effective Date, be reduced to zero"

40. The definition of "Total ECA Facility Commitments" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by adding the following words after the word "Agreement" in the second line of such definition:

         "which, for the avoidance of doubt, shall on the Second Amendment Agreement Effective Date, be reduced to zero"

41. The definition of "Total SIT Facility Commitments" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting the words "as reduced in accordance with the terms hereof" in the third and fourth lines of such definition and replacing them with the following words:

         "which, for the avoidance of doubt, shall on the Second Amendment Agreement Effective Date, be reduced to zero"

42. The definition of "Updated Business Plan" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such definition in its entirety and replacing it with the following definition:

         ""UPDATED BUSINESS PLAN" means an update of the Business Plan in a manner consistent with the most recent financial statements of the Borrower delivered and reviewed in accordance with Clause 21 (Reporting requirements) as most recently updated or amended from time to time."

43. Clause 1.1 (Definitions) of the Original Facility Agreement is amended by inserting the following definition after the definition of "VAT" and before the definition of "Withdrawal of the Licence":

         ""VEGA STATUS QUO BUSINESS PLAN" means the business plan of the Borrower accommodating the changed technical, economic and tax assumptions, agreed between the Parties and referred to as the excel spreadsheet named "Vega Status Quo 040803.xls" (as attached hereto as Exhibit 1), as most recently updated or amended from time to time."

44. Clause 2.1(a) (The Facilities) of the Original Facility Agreement is amended by adding the following words after the word "Borrower" in the first line of such clause:

         "until the Second Amendment Agreement Effective Date"

45. Clause 2.1(b) (The Facilities) of the Original Facility Agreement is amended by adding the following words after the word "Borrower" in the first line of such clause:

         ", subject to Clause 6.4 (Conversion of revolving SIT Facility Loans into term loans),"

46. Clause 4.2.1 (Further conditions precedent to all Utilisations) of the Original Facility Agreement is amended by deleting the words "Subject to Clause 4.2.2" at the beginning of such clause and replacing it with the words "Subject to Clauses 4.2.2 and 6.4 (Conversion of revolving SIT Facility Loans into term loans)".

47. Clause 4.2.1(a)(iv) (Further conditions precedent to all Utilisations) of the Original Facility Agreement is amended by deleting the word "and" from the end of such clause.

48. Clause 4.2.1(a)(v) (Further conditions precedent to all Utilisations) of the Original Facility Agreement is amended by adding the word "and" after the word "utilised;" at the end of such clause.

49. Clause 4.2.1(a) (Further conditions precedent to all Utilisations) of the Original Facility Agreement is amended by adding the following words after the end of Clause 4.2.1(a)(v) and before Clause 4.2.1(b):

         "(vi) the proposed Utilisation Date is a date on or before the Second Amendment Agreement Effective Date;"

50. Clause 4.2.2 (Further conditions precedent to all Utilisations) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "4.2.2 Subject to Clause 6.4 (Conversion of revolving SIT Facility Loans into term loans) the Banks will only be obliged to comply with Clause 6 (Loans) in relation to a Rollover SIT Facility Loan if on the Utilisation Date:

                  (a) no Event of Default is continuing or would result from the Rollover SIT Facility Loan;

                  (b) the aggregate SIT Facility Loans and reimbursement obligations under the SIT Facility Guarantees or LCs will not exceed the lesser of:

                           (i) an equivalent amount of Euro 20,000,000 until the Second Amendment Agreement Effective Date and thereafter Euro 7,500,000 at the exchange rate (middle rate) of Banka Slovenije on the proposed Utilisation Date; and

                           (ii) the amount to which the SIT Facility Commitment is to be reduced in accordance with Clause 13.3 (Reduction of the SIT Facility Commitment) on or before the proposed Utilisation Date."

51. Clause 5.2(a)(ii) (Completion of a Utilisation Request) of the Original Facility Agreement is amended by renumbering such clause as 5.2(a)(i)(4).

52. Clause 5.2(a)(iii) (Completion of a Utilisation Request) of the Original Facility Agreement is amended by renumbering such clause as 5.2(a)(ii).

53. Clause 5.2(a)(iv) (Completion of a Utilisation Request) of the Original Facility Agreement is amended by renumbering such clause as 5.2(a)(iii).

54. Clause 6 (Loans) of the Original Facility Agreement is amended by adding the following clause after the end of Clause 6.3 (Revaluation of SIT Facility Loans):

         "6.4     CONVERSION OF REVOLVING SIT FACILITY LOANS INTO TERM LOANS

                  Notwithstanding any other provision of this Agreement, on the Second Amendment Agreement Effective Date, the SIT Facility Commitments shall be reduced to zero. All SIT Facility Loans outstanding on the Second Amendment Agreement Effective Date shall be repayable as a term loan on the dates and in the amounts set out in Clause 13 (Repayment) and Schedule 2 (Repayment Dates). For the avoidance of doubt, from the Second Amendment Agreement Effective Date:

                  (a)      no amounts repaid may be reborrowed;

                  (b)      no Rollover SIT Facility Loans may be utilised; and

                  (c) except as expressly provided in this Clause 6.4, the rights and obligations of the Parties under this Agreement continue in full force and effect."

55. Clause 9.1(b) (Calculation of floating rate interest under the ECA Facility) of the Original Facility Agreement is amended by adding the following words to the beginning of such clause:

         "Up to but excluding the Second Amendment Agreement Effective Date,"

56. Clause 9.1(b)(i)(2) (Calculation of floating rate interest under the ECA Facility) of the Original Facility Agreement is amended by deleting the word "(c)" in the fifth line of such clause and replacing it with the word "21.1(e)".

57. Clause 9.1(b)(ii) (Calculation of floating rate interest under the ECA Facility) of the Original Facility Agreement is amended by deleting the word "(c)" in the third line of such clause and replacing it with the word "(e)".

58. Clause 9.1 (Calculation of floating rate interest under the ECA Facility) of the Original Facility Agreement is amended by adding the following clause after the end of Clause 9.1(b)(iii):

         "(c) From and including the Second Amendment Agreement Effective Date, the ECA Facility Applicable Margin shall be an amount of, initially, 1.50% per annum and thereafter the rate per annum set out in the column headed "Margin (% p.a.)" subject to the achievement by the Borrower, as at the end of the most recently ended Quarter, of the relevant financial performance tests set out in the same line in the column headed "Financial Performance" in the table below:

                                                                         MARGIN
                     FINANCIAL PERFORMANCE                               (% P.A.)
---------------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive                      1.25
---------------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive and the Total        1.15
Leverage Ratio is greater that 6 but less than 10
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive and the Total        1.05
Leverage Ratio is less than or equal to 6 but greater than 5
---------------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive and the Total        0.95
Leverage Ratio is less than or equal to 5 but greater than 4
---------------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive and the Total        0.85
Leverage Ratio is less than or equal to 4 but greater than 3
---------------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive and the Total        0.75
Leverage Ratio is less than or equal to 3 but greater than 2
---------------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive and the Total        0.65
Leverage Ratio is less than or equal to 2 but greater than 1
---------------------------------------------------------------------------------

         PROVIDED THAT:

                  (i) any change to the ECA Facility Applicable Margin shall take place from the immediately following ECA Facility Applicable Margin Adjustment Date (subject to Clause 9.1(c)(ii)) if:

                           (1) the Borrower has requested a reduction in the Applicable Margin in the Covenant Compliance Certificate at least 15 Business Days prior to such Euro Facility Interest Payment Date or the Off Shore Facility Agent has notified the Borrower, based on the information referred to in (2) below, that there will be an increase in the Applicable Margin in accordance with the above provisions of this paragraph (c);

                           (2) the Off Shore Facility Agent has confirmed the satisfaction of the above conditions relating to financial performance of the Borrower on the basis of the most recent information for the Borrower required to be provided by the Borrower pursuant to Clauses 21.1(a) and (e) (Financial statements and other information) and Clause 21.3 (Covenant Compliance Certificate);

                           (3) no Event of Default or Potential Event of Default is continuing;

                  (ii) if the Off Shore Facility Agent has not received the information for the Borrower required to be provided by the Borrower pursuant to Clauses 21.1(a) and (e) (Financial statements and other information) and Clause 21.3 (Covenant Compliance Certificate) in respect of the relevant period by its due date for delivery pursuant to this Agreement, the Applicable Margin will be 1.50% per annum from that date until such time as the Borrower satisfies the conditions set out in this paragraph (c) and the Borrower is in compliance with its obligations under Clause 21 (Reporting requirements)."

59. Clause 9.2(b) (Calculation of floating rate interest under the Commercial Facility) of the Original Facility Agreement is amended by adding the following words to the beginning of such clause:

         "Up to but excluding the Second Amendment Agreement Effective Date,"

60. Clause 9.2(b)(i)(2) (Calculation of floating rate interest under the Commercial Facility) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

         "(2) the Off Shore Facility Agent has confirmed the satisfaction of the above conditions relating to financial performance of the Borrower on the basis of the most recent information for the Borrower required to be provided by the Borrower pursuant to Clauses 21.1(a) and (e) (Financial statements and other information) and Clause 21.3 (Covenant Compliance Certificate);"

61. Clause 9.2(b)(ii) (Calculation of floating rate interest under the Commercial Facility) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "(ii) if the Off Shore Facility Agent has not received the information for the Borrower required to be provided by the Borrower pursuant to Clauses 21.1(a) and (e) (Financial statements and other information) and Clause 21.3 (Covenant Compliance Certificate) in respect of the relevant period by its due date for delivery pursuant to this Agreement, the Applicable Margin will be 3.25% per annum from that date until such time as the Borrower satisfies the conditions set out in this paragraph (b) and is in compliance with its obligations under Clause 21 (Reporting requirements);"

62. Clause 9.2 (Calculation of floating rate interest under the Commercial Facility) of the Original Facility Agreement is amended by adding the following clause after the end of Clause 9.2(b)(iii):

         "(c) From and including the Second Amendment Agreement Effective Date, the Commercial Facility Applicable Margin shall be an amount of, initially, 3.50% per annum and thereafter the rate per annum set out in the column headed "Margin (% p.a.)" subject to the achievement by the Borrower, as at the end of the most recently ended Quarter, of the relevant financial performance tests set out in the same line in the column headed "Financial Performance" in the table:

                FINANCIAL PERFORMANCE                         MARGIN (% P.A.)
-----------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive              2.75
-----------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive              2.50
and the Total Leverage Ratio is greater that 6 but
less than 10
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive              2.25
and the Total Leverage Ratio is less than or equal to
6 but greater than 5
-----------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive              2.00
and the Total Leverage Ratio is less than or equal to
5 but greater than 4
-----------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive              1.75
and the Total Leverage Ratio is less than or equal to
4 but greater than 3
-----------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive              1.50
and the Total Leverage Ratio is less than or equal to
3 but greater than 2
-----------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive              1.25
and the Total Leverage Ratio is less than or equal to
2 but greater than 1
-----------------------------------------------------------------------------

                  PROVIDED THAT:

                  (i) any change to the Commercial Facility Applicable Margin shall take place from the immediately following Commercial Facility Applicable Margin Adjustment Date (subject to Clause 9.2(c)(ii)) if:

                           (1) the Borrower has requested a reduction in the Applicable Margin in the Covenant Compliance Certificate at least 15 Business Days prior to such Euro Facility Interest Payment Date or the Off Shore Facility Agent has notified the Borrower, based on the information referred to in (2) below, that there will be an increase in the Applicable Margin in accordance with the above provisions of this paragraph (c);

                           (2) the Off Shore Facility Agent has confirmed the satisfaction of the above conditions relating to financial performance of the Borrower on the basis of the most recent information for the Borrower required to be provided by the Borrower pursuant to Clauses 21.1(a) and (e) (Financial statements and other information) and Clause 21.3 (Covenant Compliance Certificate);

                           (3) no Event of Default or Potential Event of Default is continuing;

                  (ii) if the Off Shore Facility Agent has not received the information for the Borrower required to be provided by the Borrower pursuant to Clauses 21.1(a) and (e) (Financial statements and other information) and Clause 21.3 (Covenant Compliance Certificate) in respect of the relevant period by its due date for delivery pursuant to this Agreement, the Applicable Margin will be 3.50% per annum from that date until such time as the Borrower satisfies the conditions set out in this paragraph (c) and the Borrower is in compliance with its obligations under Clause 21 (Reporting requirements)."

63. Clause 9.3.1(a) (Calculation of floating rate interest under the SIT Facility) of the Original Facility Agreement is amended by deleting the word "and" at the end of such clause.

64. Clause 9.3.1(b) (Calculation of floating rate interest under the SIT Facility) of the Original Facility Agreement is amended by adding the following words to the beginning of such clause:

         "Up to but excluding the Second Amendment Agreement Effective Date,"

65. Clause 9.3.1(b)(i)(2) (Calculation of floating rate interest under the SIT Facility) of the Original Facility Agreement is amended by deleting the word "(c)" in the fifth line of such clause and replacing it with the word "(e)".

66. Clause 9.3.1(b)(ii) (Calculation of floating rate interest under the SIT Facility) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "(ii) if the On Shore Facility Agent has not received the information for the Borrower required to be provided by the Borrower pursuant to Clauses 21.1(a) and (e) (Financial statements and other information) and Clause 21.3 (Covenant Compliance Certificate) in respect of the relevant period by its due date for delivery pursuant to this Agreement, the Applicable Margin will be 1.50% per annum from that date until such time as the Borrower satisfies the conditions set out in this paragraph (b) and is in compliance with its obligations under Clause 21 (Reporting requirements)."

67. Clause 9.3.1 (Calculation of floating rate interest under the SIT Facility) of the Original Facility Agreement is amended by adding the following clause after the end of Clause 9.3.1(b)(ii):

         "(c) From and including the Second Amendment Agreement Effective Date, the SIT Facility Applicable Margin shall be an amount of, initially, 1.75% per annum and thereafter the rate per annum set out in the column headed "Margin (% p.a.)" subject to the achievement by the Borrower, as at the end of the most recently ended Quarter, of the relevant financial performance tests set out in the same line in the column headed "Financial Performance" in the table below:

               FINANCIAL PERFORMANCE                          MARGIN (% P.A.)
-----------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive              1.50
and the Total Leverage Ratio greater than 2 but less
than or equal to 4
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
EBITDA for the preceding two (2) Quarters is positive              1.25
and the Total Leverage Ratio less than or equal to
2.00
-----------------------------------------------------------------------------

                  PROVIDED THAT:

                  (i) any change to the SIT Facility Applicable Margin shall take place from the first day of the immediately following Interest Period if:

                           (1) the Borrower has requested a reduction in the Applicable Margin in the Covenant Compliance Certificate at least 15 Business Days prior to such Interest Period or the Off Shore Facility Agent has notified the Borrower, based on the information referred to in (2) below, that there will be an increase in the Applicable Margin in accordance with the above provisions of this paragraph (c);

                           (2) the On Shore Facility Agent has confirmed the satisfaction of the above conditions relating to financial performance of the Borrower on the basis of the most recent information for the Borrower required to be provided by the Borrower pursuant to Clauses 21.1(a) and (e) (Financial statements and other information) and Clause 21.3 (Covenant Compliance Certificate); and

                           (3) no Event of Default or Potential Event of Default is continuing;

                  (ii) if the On Shore Facility Agent has not received the information for the Borrower required to be provided by the Borrower pursuant to Clauses 21.1(a) and (e) (Financial statements and other information) and Clause 21.3 (Covenant Compliance Certificate) in respect of the relevant period by its due date for delivery pursuant to this Agreement, the Applicable Margin will be 1.75% per annum from that date until such time as the Borrower satisfies the conditions set out in this paragraph (c) and the Borrower is in compliance with its obligations under Clause 21 (Reporting requirements).

68. Clause 12.1 (Commitment fees) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "12.1    COMMITMENT FEES

         (a) The Borrower shall pay to the Off Shore Facility Agent (for the account of each Euro Facility Bank) a fee computed at the rate of:

                  (i) 0.75% per annum on each Bank's Available Commitment under the Euro Facility until the date which is the earlier of (A) 75% of the ECA Facility Commitment and the Commercial Facility Commitment has been disbursed or (B) on 20 February 2003 or such other date as agreed between the Borrower and the Banks; and

                  (ii) thereafter 0.50% per annum on that Bank's Available Commitment under the Euro Facility for the Availability Period applicable to the Euro Facility up to 20 February 2003 or such other date as agreed between the Borrower and the Banks.

         (b) The Borrower shall pay to the On Shore Facility Agent (for the account of each SIT Facility Bank) a fee computed at the rate of 0.10% per annum on the Available Commitment under the SIT Facility up to 20 February 2003 or such other date as agreed between the Borrower and the Banks.

         (c) The fees under paragraphs (a) and (b) above shall be payable quarterly in arrears from the date of execution of this Agreement."

69. Clause 12.7 (Off Shore Facility Agent fee) of the Original Facility Agreement is amended by deleting the word "Offshore" in the first line of such clause and replacing it with the words "Off Shore".

70. Clause 13.2 (Repayment of the SIT Facility Loans) of the Original Facility Agreement is amended by deleting the word "Each" at the beginning of such clause and replacing it with the following words:

         "Subject to Clause 13.4 (Repayment of the SIT Facility Loans after the Second Amendment Agreement Effective Date), each"

71. Clause 13.3 (Reduction of the SIT Facility Commitment) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "13.3    REDUCTION OF THE SIT FACILITY COMMITMENT

                  Up to and including the Second Amendment Agreement Effective Date, the SIT Facility Commitment shall be reduced on the dates and in the amounts which correspond to the percentage rates set out in Schedule 2 (Repayment Dates)."

72. Clause 13 (Repayment) of the Original Facility Agreement is amended by adding the following clause after the end of Clause 13.3 (Reduction of the SIT Facility Commitment):

         "13.4 REPAYMENT OF THE SIT FACILITY LOANS AFTER THE SECOND AMENDMENT AGREEMENT EFFECTIVE DATE

                  From the Second Amendment Agreement Effective Date, each SIT Facility Loan shall be repaid on the dates and in the amounts which correspond to the percentage rates set out in Schedule 2 (Repayment Dates)."

73. Clause 14.4 (Voluntary prepayment of Euro Facility Loans) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "14.4    VOLUNTARY PREPAYMENTS

         14.4.1 In addition to the Borrower's rights set forth in Clause 14.6 (Right of repayment and cancellation in relation to a single
                  Bank) the Borrower may, after the end of the Availability Period and if it gives the Off Shore Facility Agent not less than five (5) Business Days' (or such shorter period as the Majority Banks may agree) prior notice, prepay any part of any ECA Facility Loan and any Commercial Facility Loan in minimum amounts of Euro 1,000,000.

         14.4.2 In addition to the Borrower's rights set forth in Clause 14.6 (Right of repayment and cancellation in relation to a single
                  Bank) the Borrower may, after the end of the Availability Period and if it gives the On Shore Facility Agent not less than five (5) Business Days' (or such shorter period as the Majority Banks may agree) prior written notice, prepay any part of any SIT Facility Loan in minimum amounts of an equivalent amount of Euro 1,000,000."

74. Clause 14.5 (Mandatory prepayments) of the Original Facility Agreement is amended by adding the following clauses after the end of Clause 14.5.2:

         "14.5.3 Notwithstanding the provisions of Clause 14.5.1 above, the Borrower shall, on or prior to the Second Amendment Agreement Conditions Satisfaction Date, prepay the Loans and the loans made under the Lucent Loan Agreement in accordance with the requirements of Schedule 2 of the Second Amendment Agreement, such prepayments to be applied in accordance with the requirements thereof.

         14.5.4 Any amounts (if any) in respect of the ECA Premium reimbursed by the ECA shall (i) be applied by the Off Shore Facility Agent on the immediately following Interest Payment Date after receipt of such reimbursement, to prepay Loans made under ECA Facility Tranche 2 or the other Loans made under the ECA Facility to the extent such tranche has been repaid in full and (ii) be paid to the Borrower if all Loans have been irrevocably repaid in full."

75. Clause 14.7.7 (Restrictions) of the Original Facility Agreement is amended by deleting the words "(Voluntary prepayment of Euro Facility Loans)" in the first and second lines of such clause and replacing it with the words "(Voluntary prepayments)".

76. Clause 19.2 (Amendment costs) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "19.2    AMENDMENT COSTS

                  If (a) the Borrower requests an amendment, waiver or consent (which, for the avoidance of doubt, includes the preparation and implementation of the requirements of the First Amendment Agreement and the Second Amendment Agreement) or (b) an amendment is required pursuant to Clause 30.9 (Change of currency), the Borrower shall, within three (3) Business Days of demand, reimburse each Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by it in responding to, evaluating, negotiating or complying with that request or requirement and preparing and implementing such amendment, waiver or consent."

77. Clause 20.1.1 (Status) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "20.1.1  STATUS

                  The Borrower is a corporation duly incorporated and validly existing under the laws of Slovenia and has the power and, except as expressly disclosed to the Off Shore Facility Agent prior to the Second Amendment Agreement Effective Date, all necessary governmental and other material Authorisations under any applicable jurisdiction to own its property and assets and to carry on its business as currently conducted."

78. Clause 20.1.6(a) (Authorisations) of the Original Facility Agreement is amended by deleting the word "All" at the beginning of such clause and replacing it with the words:

         "Except as expressly disclosed to the Off Shore Facility Agent prior to the Second Amendment Agreement Effective Date, all"

79. Clause 20.1.12(d) (Financial statements) of the Original Facility Agreement is amended by deleting the word "There" at the beginning of such clause and replacing it with the words:

         "As at and prior to the Second Amendment Agreement Effective Date, except as expressly disclosed to the Off Shore Facility Agent and distributed to the Banks, there"

80. Clause 20.1.26 (Amendments to Material Contracts) of the Original Facility Agreement is amended by deleting the word "(Amendments)" in the second line of such clause and replacing it with the word "(Amendments))".

81. Clause 21 (Reporting Requirements) of the Original Facility Agreement is amended by deleting the first paragraph of such clause in its entirety and replacing it with the following paragraph:

         "The undertakings in this Clause 21 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents (other than the Sponsors Unsecured Loan Agreement, to the extent that amounts remain outstanding thereunder after all amounts outstanding under the other Finance Documents have been repaid in full) or any Commitment is in force."

82. Clause 21.1 (Financial statements and other information) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "21.1    FINANCIAL STATEMENTS AND OTHER INFORMATION

                  The Borrower shall supply to the Off Shore Facility Agent in sufficient copies for all of the Banks:

                  (a) as soon as the same become available, but in any event not later than 120 days after the end of each financial year one set of its audited annual financial statements for that financial year prepared in accordance with US GAAP and one set of its audited annual financial statements for that financial year prepared in accordance with Slovenian Accounting Standards;

                  (b) from the Second Amendment Agreement Effective Date, as soon as the same become available, but in any event not later than 120 days after the end of each financial year one set of the consolidated audited annual financial statements of the Group for that financial year prepared in accordance with US GAAP;

                  (c) as soon as the same becomes available, but in any event not later than six weeks after the commencement of a new financial year of the Borrower, the Updated Business Plan in respect of the following financial year which shall, without limitation:

                           (i) be in the same format and comprise the same items as the most recent Business Plan and otherwise include a description of any changes and sufficient information, in form and substance as may be reasonably required by the Off Shore Facility Agent, to enable the Banks to make an accurate comparison between the most recent Business Plan and such Updated Business Plan;

                           (ii)     demonstrate that the Borrower is in
                                    compliance with the requirements of Clause
                                    22 (Financial covenants and network
                                    milestones) (to the extent such requirements are applicable to the Borrower) and such Updated Business Plan is consistent with Clause 24 (General undertakings); and

                           (iii) include a profit and loss statement, balance sheet, cash flow statement and details of investments in fixed assets, capital and operation expenditures updated to reflect the circumstances then existing and anticipated for the forthcoming financial year and any information relevant at such time that was not included in the Initial Business Plan; and

                           (iv) include an outline of major future business plans;

                           PROVIDED THAT if at any time the then current Business Plan is updated or amended by the Borrower, it shall forthwith supply to the Off Shore Facility Agent such updates or amendments and a description and explanation thereof;

                  (d) from the Second Amendment Agreement Effective Date, as soon as the same becomes available, but in any event not later than six weeks after the commencement of a new financial year of Western Wireless International Corporation, a three year business plan for the Group in respect of the following three financial years which shall, without limitation:

                           (i) be in the same format and comprise the same items as the most recent business plan for the Group as set out in Exhibit 2 and otherwise include a description of any changes and sufficient information, in form and substance as may be reasonably required by the Off Shore Facility Agent, to enable the Banks to make an accurate comparison between the most recent three year business plan and such updated business plan;

                           (ii) demonstrate that the Group is in compliance with the requirements of Clause 22 (Financial covenants and network milestones); and

                           (iii) include a profit and loss statement, cash flow statement and details of investments in, capital and expenditures in each case on a consolidated basis in respect of the Group in the same format as the most recent business plan for the Group and updated to reflect the circumstances then existing and anticipated for the forthcoming three financial years and any information relevant at such time that was not included in the previous business plan; and

                           (iv)     include an outline of major business
                                    developments;

                           PROVIDED THAT if at any time the then current business plan for the Group is updated or amended the Borrower shall forthwith supply to the Off Shore Facility Agent such updates or amendments and a description and explanation thereof;

                  (e) as soon as the same becomes available but in any event not later than 45 days after the end of each Quarter and starting as at 31 December 2001, a management report for that Quarter, signed by the CFO, which shall include, without limitation:

                           (i) a profit and loss statement, balance sheet, cash flow statement, details of investments in fixed assets, debt profile (including aggregate lease obligations) short term and long term for the Borrower and in addition, from the Second Amendment Agreement Effective Date, on a consolidated basis for the Group;

                           (ii)     from the Second Amendment Agreement
                                    Effective Date, details of any funding that has been provided by Western Wireless International Corporation in the preceding Quarter to ensure that at all times the balance standing to the credit of the Proceeds and Revenues Account is equal to or greater than Euro 1;

                           (iii) a list of all existing accounts of the Borrower identifying the financial institution with which those are held and the balances thereon; and

                           (iv) a Project Status and Progress Report setting out in detail information addressing the matters referred to in Schedule 15 (Project Status and Progress Report) (signed by the CFO and the chief technical officer of the Borrower); and

                  (f) until the Second Amendment Agreement Effective Date, every week bank statements (in the form agreed between the Off Shore Facility Agent, the On Shore Facility Agent and Hypo Alpe-Adria-Bank d.d.) in respect of the Permitted Accounts and the Proceeds and Revenue Accounts and the Borrower authorises and instructs the On Shore Facility Agent and Hypo Alpe-Adria-Bank d.d. to provide such bank statements in respect of the Proceeds and Revenue Accounts to the Off Shore Facility Agent at such times."

83. Clause 21.2(a) (Requirements as to financial statements) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "(a) Each set of financial statements delivered by the Borrower pursuant to Clause 21.1 (Financial statements and other information) shall be certified by the CFO (or if in respect of the Group the chief financial officer of Western Wireless International Corporation) as fairly representing its (or in the case of the Group, the Group's) financial condition as at the end of and for the period up to the date as at which those financial statements were drawn up."

84. Clause 21.3 (Covenant Compliance Certificate) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "21.3    COVENANT COMPLIANCE CERTIFICATE

                  (a) The Borrower shall supply the Off Shore Facility Agent, with each set of financial statements prepared in accordance with US GAAP delivered pursuant to Clauses 21.1(a), 21.1(b) and 21.1(e)(i) (Financial statements and other information), a Covenant Compliance Certificate setting out (in reasonable detail) computations as to compliance with Clause 22 (Financial covenants and network milestones) as at the date as at which those financial statements were drawn up and confirming compliance with the requirements of Clause 23.3 (Application of moneys on the Proceeds and Revenue Accounts).

                  (b) Each Covenant Compliance Certificate shall be signed by the CFO (or if the financial statements are in respect of the Group the chief financial officer of Western Wireless International Corporation) and, if required to be delivered with the financial statements delivered pursuant to Clause 21.1(a) (Financial statements and other information), shall be reported on by the Borrower's or the Group's auditors, as the case may be."

85. Clause 21.4 (Information: miscellaneous) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it by the following clause:

         "21.4    INFORMATION: MISCELLANEOUS

                  The Borrower shall supply the Off Shore Facility Agent (in sufficient copies for all the Banks, if the Off Shore Facility Agent so requests) with:

                  (a) all documents dispatched by the Borrower or a member of the Group to its creditors generally at the same time as they are dispatched;

                  (b) promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings against the Borrower or a member of the Group (which are not considered to be frivolous or vexatious) which are current, threatened or pending, and which might, if adversely determined, have a Material Adverse Effect;

                  (c) promptly, such further information regarding its or the Group's financial condition, business and operations as any Finance Party (through the Agent) may reasonably request; and

                  (d) any other information that from time to time may be reasonably asked for by the Off Shore Facility Agent and the Independent Technical Consultant."

86. Clause 21.6 (Business Plan Review) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "21.6    BUSINESS PLAN REVIEW

         21.6.1   Within the earlier of:

                  (a) 14 days from the receipt by the Off Shore Facility Agent of an Updated Business Plan; and

                  (b) eight weeks from the commencement of a financial year of the Borrower,

                  the Borrower and the Off Shore Facility Agent shall meet and review the Updated Business Plan delivered in accordance with Clause 21.1(c) (Financial statements and other information)."

         "21.6.2 In addition to the requirements of Clause 21.6.1, from the Second Amendment Agreement Effective Date, the Borrower shall use its best endeavours to procure Western Wireless International Corporation to meet, within the same period set out in Clause 21.6.1, the Off Shore Facility Agent to review the three year business plan delivered in accordance with Clause 21.1(d) (Financial statements and other information).

         21.6.3 The Borrower shall (with respect to its Business Plan), and shall use its best endeavours to procure Western Wireless International Corporation to (with respect to any Group business plan), meet the Off Shore Facility Agent and review any updates or amendments provided pursuant to Clause 21.1(c) or Clause 21.1(d) respectively (Financial statements and other information) within 14 days from the receipt by the Off Shore Facility Agent of such updates or amendments."

87. Clause 21.7 (Building Permit Reports) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "21.7    BUILDING PERMIT REPORTS

         21.7.1 The Borrower shall use its best efforts to obtain all outstanding building permits as soon as possible.

         21.7.2 The Borrower shall provide to the Off Shore Facility Agent within 10 Business Days of the last day of each Month from the date of the First Amendment Agreement until the Second Amendment Agreement Conditions Satisfaction Date and thereafter within 10 Business Days of the last day of each Quarter until the date on which all building permits are obtained, a report indicating:

                  (a) the number of sites for which building permits have been achieved;

                  (b) the number of sites for which building permits remain outstanding; and

                  (c) an explanation as to the status of applications for all outstanding permits including details of any problems encountered in relation to the obtaining of those permits and the steps taken by the Borrower to remedy such problems."

88. Clause 22 (Financial Covenants and Network Milestones) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "22.     FINANCIAL COVENANTS AND NETWORK MILESTONES

                  The calculation of ratios and other amounts under this Clause 22 shall be made by reference to the most recent financial statements, Covenant Compliance Certificate and Project Status and Progress Report for the period or periods in relation to which the calculation or determination falls to be made.

         22.1     SPONSOR CONTRIBUTIONS

         22.1.1 The Borrower shall request the Sponsors make their funding contributions in accordance with the Sponsors' and Shareholders' Undertaking and Completion Guarantee.

         22.1.2 Until the Second Amendment Agreement Effective Date, the Borrower shall ensure that, at all times, the Contributed Capital Ratio is at least 0.4.

         22.2     STAGE I COVENANTS

                  From the first Utilisation until the Second Amendment Agreement Effective Date, the Borrower shall ensure that the financial and performance parameters set out in Clauses 22.2(a) to (d) are achieved, as confirmed by the Independent Technical Consultant in respect of the performance parameters set out in paragraphs (a) and (b) below and in accordance with Clause 22.4 (Confirmation by Independent Technical Consultant), to the satisfaction of the Off Shore Facility Agent (acting reasonably) by the dates set out therein:

                  (a)      MINIMUM SUBSCRIBERS

                           The number of Subscribers shall be:

                           (i)      as at 31 March 2002, at least 8,000;

                           (ii)     as at 30 June 2002, at least 40,000; and

                           (iii)    as at 31 December 2002, at least 80,000;

                  (b)      POPULATION COVERAGE

                           The Population Coverage shall be:

                           (i)      as at 28 February 2002, at least 60%;

                           (ii)     as at 31 March 2002, at least 65%;

                           (iii) as at 30 June 2002, at least 65% or 70% if no national roaming agreement is in place; and

                           (iv)     as at 31 December 2002, at least 80%;

                  (c)      QUARTERLY REVENUE TEST

                           At the end of each Quarter commencing from 31 March 2002 until the Second Amendment Agreement Effective Date, the Service Revenues in Euro shall be at least:

                           (i) in respect of the period from 1 January 2002 to 30 June 2002, 80% of the Service Revenues forecast in the table below; and

                           (ii) thereafter, 85% of the Service Revenues forecast in the table below.

                  Q I 2002       Q II 2002       Q III 2002      Q IV 2002
--------------------------------------------------------------------------
Forecast
Service
Revenues          487,046        3,132,584       2,037,802       3,556,654
--------------------------------------------------------------------------
Applicable
Percentage
of Service
Revenues          389,637        2,506,067       1,732,132       3,023,156
--------------------------------------------------------------------------

                            Q I 2003                   Q II 2003
----------------------------------------------------------------
Forecast Service
Revenues                   6,162,659                   8,282,223
----------------------------------------------------------------
Applicable Percentage
of Service Revenues        5,238,260                   7,039,890
----------------------------------------------------------------

                  (d)      QUARTERLY EBITDA TEST

                           At the end of each Quarter commencing from 31 December 2001 until the Second Amendment Agreement Effective Date the aggregate EBITDA in Euro of the immediately preceding two Quarters shall not negatively deviate more than 15% from the level set out in column headed "Aggregate EBITDA Base Case" in the table below.

                                                                MAXIMUM
                                                                NEGATIVE
                                         AGGREGATE              AGGREGATE
                    EBITDA BASE          EBITDA BASE             EBITDA
                       CASE                 CASE                (-15%)
-------------------------------------------------------------------------
Quarter IV 2001     - 4,271,528         -  7,397,292         -  8,876,751
-------------------------------------------------------------------------
Quarter I 2002      - 5,912,729         - 10,184,257         - 12,669,263
-------------------------------------------------------------------------
Quarter II 2002     - 7,818,181         - 13,730,910         - 16,388,161
-------------------------------------------------------------------------
Quarter III 2002    - 6,536,862         - 14,355,043         - 16,888,286
-------------------------------------------------------------------------
Quarter IV 2002     - 8,598,335         - 15,135,197         - 17,806,115
-------------------------------------------------------------------------
Quarter I 2003      - 4,764,173         - 13,362,508         - 15,720,598
-------------------------------------------------------------------------
Quarter II 2003     - 4,425,510         -  9,189,683         - 10,811,392
-------------------------------------------------------------------------

         22.3     STAGE II COVENANTS

                  (a)      MINIMUM CONSOLIDATED TANGIBLE NET WORTH

                           As at 31 December of each financial year, commencing from the Second Amendment Agreement Effective Date, the Consolidated Tangible Net Worth of the Group shall be greater than zero.

                  (b)      MINIMUM CONSOLIDATED EBITDA

                           As at 31 December of each financial year set out below, commencing from the Second Amendment Agreement Effective Date, the Consolidated EBITDA of the Group in Euro for such financial year shall not be less than the product of (i) the principal amount of Loans outstanding on 31 December of such financial year, multiplied by (ii) the number set out below the relevant year in the table below:

  GROUP
FINANCIAL
  YEAR            2003            2004           2005            2006
---------------------------------------------------------------------
MULTIPLE           0.2             1.0            2.0             3.2

                  (c) For the purpose of determining compliance with this Clause, amounts denominated in any currency other than Euros shall be converted:

                           (i) first, into US Dollars on the same basis such amounts are converted into US Dollars for the purposes of preparing the Group's consolidated audited financial statements; and

                           (ii) thereafter, from US Dollars into Euros using the reciprocal exchange rate applicable in paragraph (i) above.

         22.4     CONFIRMATION BY INDEPENDENT TECHNICAL CONSULTANT

                  The figures in Clauses 22.2(a) and (b) (Stage I covenants) shall be confirmed by the Independent Technical Consultant annually commencing on 31 December 2002 and ending on the Second Amendment Agreement Effective Date."

89. Clause 23.3(d) (Application of moneys on the Proceeds and Revenue Accounts) of the Original Facility Agreement is amended by deleting such clause in it entirety and replacing it with the following clause:

         "(d) subject to Clause 23.9 (Debt Service Reserve Account) and Clause 23.6.2 (Debt Service Account) all Proceeds and Revenues (other than those expressly referred to in paragraphs (a) to (c) above) shall be applied for the following purposes and exclusively in the following order:

                  (i) first, in and towards payment of any Tax payment due and payable;

                  (ii) second, in or towards payment of all due and payable operating costs as shown in the 2002 Revised Business Plan and from the Second Amendment Agreement Conditions Satisfaction Date, the Vega Status Quo Business Plan as set out in Exhibit 1 and thereafter any Updated Business Plan (including amounts in respect of direct costs payable under the Management Agreement which are provided for in the Initial Business Plan but excluding any amounts payable under the Lucent Loan Agreement);

                  (iii) third, in or towards payment of all due and payable on-going capital costs in relation to the build-out of the Network as shown in the 2002 Revised Business Plan and from the Second Amendment Agreement Conditions Satisfaction Date, the Vega Status Quo Business Plan as set out in Exhibit 1 and thereafter any Updated Business Plan and necessary to perform its business but excluding any amounts payable under the Lucent Loan Agreement;

                  (iv) fourth, in and towards Debt Service Payments due and payable and payments to be made to the Debt Service Account in accordance with Clause 23.6 (Debt Service Account) which shall be applied:

                           (1) towards payment of any unpaid costs and expenses of the Banks, the Agents, the Security Agents, with the exception of the payments mentioned under paragraphs (2) to
                                    (4) and (viii) below;

                           (2) in or towards payment of any amount due and payable under the Hedging Agreements;

                           (3) in or towards payment of any accrued interest and fees due and payable to the Banks hereunder and to the Sponsors under the Sponsors Unsecured Loan Agreement and Lucent Technologies Inc. under the Lucent Loan Agreement;

                           (4) in or towards payment of any principal due and payable to the Banks under this Agreement and to the Sponsors under the Sponsors Unsecured Loan Agreement and Lucent Technologies Inc. under the Lucent Loan Agreement;

                  (v) fifth, in or towards any payment of any amount due and payable into the Debt Service Reserve Account in accordance with Clause 23.9 (Debt Service Reserve Account);

                  (vi) sixth, in and towards payment of all due and payable operating costs and expenses that have not been paid pursuant to Clause 23.3(d)(ii);

                  (vii) seventh, in or towards payment of capital costs in the amounts and at the times set out in the Business Plan (which, prior to the Second Amendment Agreement Conditions Satisfaction Date, shall be the Initial Business Plan and the 2002 Revised Business Plan) and subject to Clause 23.3(e)(ii) amounts in respect of any margin payable under the Management Agreement in an amount not exceeding (A) US Dollars 700,000 or its equivalent in the financial year ending 31 December 2002 and (B) in each financial year thereafter the lesser of (Y) 50% of any direct costs payable under the Management Agreement and (Z) US Dollars 700,000 or its equivalent;

                  (viii) eighth, in payment, prior to the Second Amendment Agreement Conditions Satisfaction Date, of any amounts planned to be paid by the Borrower in the immediately following 12 month period in respect of capital expenditure to the Capital Expenditure Reserve Account PROVIDED THAT any amounts standing to the credit of such account on the Second Amendment Agreement Conditions Satisfaction Date shall be paid into the Proceeds and Revenues Accounts;

                  (ix) ninth, in prepayment of the Facilities in accordance with Clause 14.5 (Mandatory prepayments); and

                  (x) tenth, in or towards any payment due and payable to the Shareholders (including any interest payable on any Subordinated Loans or other amounts payable under the Management Agreement that have not been paid pursuant to Clauses 23.3(d)(ii) or (vii) or any prepayment pursuant to the Sponsor Subordinated Loan Agreement #2) in an amount not to exceed 50% of the Excess Cash Flow."

90. Clause 23.3(e)(ii)(1) (Application of moneys on the Proceeds and Revenue Accounts) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "(1) from the date of the First Amendment Agreement until 1 January 2005 such fees (the "SUBORDINATED MANAGEMENT FEES") may only be paid, subject to Clause 23.3(e)(iii), in accordance with paragraph (x) above and the obligations of the Borrower to pay the Subordinated Management Fees outstanding between the date of the First Amendment Agreement and 1 January 2005 shall be converted into and treated as Subordinated Loans;"

91. Clause 23.3(f) (Application of moneys on the Proceeds and Revenue Accounts) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "(f) Payments by the Borrower from the Proceeds and Revenue Accounts to the Shareholders pursuant to paragraph (d)(x) above are permitted only:

                  (i) from the expiry of the Availability Period of the Euro Facility;

                  (ii) subject to the absence of an Event of Default or Potential Event of Default;

                  (iii) upon provision of the most recent financial statements required in accordance with Clause 21 (Reporting requirements) covering the relevant period and showing a net profit before payments are made to the Shareholders;

                  (iv) upon the provision of a Covenant Compliance Certificate confirming that the Borrower complies with the financial covenants and other requirements set out in the Covenant Compliance Certificate; and

                  (v) within a period of ten (10) Business Days following a Repayment Date of a Euro Facility Loan."

92. Clause 23.7.1 (Capital Expenditure Reserve Account) of the Original Facility Agreement is amended by the adding the following words after the words " Utilisation Date" in the third line of such clause:

         "which shall remain open until the Second Amendment Agreement Conditions Satisfaction Date"

93. Clause 23.8.2 (Loan Proceeds Account) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "23.8.2 The Borrower may withdraw amounts standing to the credit of the Loan Proceeds Account PROVIDED THAT funds so withdrawn are used:

                  (a) to make payment in respect of Project Costs but in the case of the proceeds of any Loans, excluding any amounts payable to the Debt Service Reserve Account; and

                  (b) after giving effect to the conversion of Euro 18,500,000 of Existing WWIC Loans into Sponsors Contributions and Euro 1,561,318.60 of Existing WWIC Loans into Sponsors Unsecured Loans, to repay any remaining Existing WWIC Loans which are outstanding in respect of agreed Project Costs PROVIDED THAT:

                           (i) such repayment is made from the proceeds of a Utilisation of the Commercial Facility;

                           (ii) no Event of Default or Potential Event of Default will be caused by such repayment;

                           (iii) no Cash Shortfall will be caused by such repayment;

                           (iv) no breach of the financial covenants set out in Clause 22 (Financial covenants and network milestones) will be caused by such repayment;

                           (v) interest shall be payable thereon at the rate set out in the Existing WWIC Loan Agreement; and

                           (vi) the Borrower has obtained the prior written approval of the Off Shore Facility Agent, which will not be withheld if the Off Shore Facility Agent is satisfied that conditions set out in this paragraph (b) are met and the Off Shore Facility Agent has received:

                                    (1)     a certificate, in form and substance
                                            reasonably satisfactory to the Off
                                            Shore Facility Agent, signed by a
                                            director of the Borrower stating
                                            that the Existing WWIC Loans to be
                                            repaid were in respect of payments
                                            made for Project Costs; and

                                    (2)      evidence of payment of the Existing
                                             WWIC Loans to the Borrower and
                                             payment by the Borrower of the
                                             respective Project Costs; and

                  (c) from the Second Amendment Agreement Effective Date, in accordance with Clause 23.3(d)(i) to (vii) (Application of moneys on the Proceeds and Revenue Accounts) to fund amounts payable by the Borrower, strictly in accordance with the terms of that Clause."

94. Clause 23.9.3(d) (Debt Service Reserve Account) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "(d)     Each Agent may assume:

                  (i) for the purposes of calculating the Debt Service Payments (other than in respect of principal repayments) under the Facilities, the Hedging Agreements and the Lucent Loan Agreement that:

                           (1)      interest will accrue for the following six
                                    (6) Month period under the relevant Facility and the Lucent Loan Agreement on principal outstanding at the rate of interest which applies on the relevant date of calculation (including the Applicable Margin thereunder at such time);

                           (2)      the principal outstanding under the
                                    Facilities and the Lucent Loan Agreement during the following six (6) Month period is the principal amount outstanding on the relevant date of calculation taking into account any repayments that are required to be made in such period pursuant to Clause 13 (Repayment); and

                           (3) until the Second Amendment Agreement Effective Date, any outstanding SIT Facility Loans on the relevant date of calculation will be refinanced with SIT Facility Rollover Loans;

                  (ii) for the purposes of calculating the Debt Service Payments under the Facilities, the Hedging Agreements and the Lucent Loan Agreement in respect of principal repayments that fall due over the following six (6) Month period:

                           (1) only those repayments and, in the case of the SIT Facility, reductions of the SIT Facility Commitment, required to be made under Clause 13 (Repayment) will be made; and

                           (2) until the Second Amendment Agreement Effective Date, any outstanding SIT Facility Loans on the relevant date of calculation will be refinanced with SIT Facility Rollover Loans."

95. Clause 23.9.4 (Debt Service Reserve Account) of the Original Facility Agreement is amended by deleting the words "(Contingent Equity)" in the fifth and sixth lines of such clause and replacing them with the words "(Additional Funding Obligations)".

96. Clause 24.1(b) (Maintenance of legal validity) of the Original Facility Agreement is amended by adding the following words after the words "promptly apply for and" at the beginning of such clause:

         ", subject to Clause 21.7.1 (Building Permit Reports) and Clause 24.18(b) and (c) (Real estate site leases and other contracts relating to the use of land),"

97. Clause 24.2(a) (Authorisations to conduct business) of the Original Facility Agreement is amended by adding the following words after the words "Licence and" at the end of the second line of such clause:

         ",subject to Clause 21.7.1 (Building Permit Reports) and Clause 24.18
         (b) and (c) (Real estate site leases and other contracts relating to the use of land),"

98. Clause 24.5 (Network) of the Original Facility Agreement is amended by deleting the words "in accordance with prudent industry practice" from the third and fourth lines of such clause and replacing them with the following words:

         "if a failure to do so might reasonably be expected to breach the terms of the Licence or impair or prejudice the Senior Creditors' rights under the Security Documents"

99. Clause 24.6 (Insurance) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "24.6    INSURANCE

                  The Borrower shall give effect to the insurance requirements set out in Schedule 11 (Insurance), as the same may be amended from time to time with the consent of the Majority Banks."

100. Clause 24.18 (Real estate site leases and other contracts relating to the use of land) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "24.18 REAL ESTATE SITE LEASES AND OTHER CONTRACTS RELATING TO THE USE OF LAND

                  (a) The Borrower shall exercise all of its rights and/or options to extend the term of, and shall not exercise any options to terminate, any of the real estate site leases or other contracts relating to the use of land unless it would not:

                           (i) cause an interruption to the operation of the Network; or

                           (ii)     be necessary to the operation of the
                                    Project; and

                           (iii) affect the Security created under the Security Documents.

                  (b) The Borrower shall validly register at the competent Slovenian land registry its rights of use and/or of entry against the respective owner obtained according to any real estate site lease upon which Material Assets subject to the Asset and Licence Pledge and Lease Contracts Assignment Agreement are situated (except for the 13 real estate site leases entered into with Electro Slovenia and its affiliates, RTV and its affiliates) within twenty (20) Months from the date of the Second Amendment Agreement.

                  (c) The Borrower shall use its best efforts to obtain the consent of each of the owners of the land the subject of the lease agreements which are the subject of the Lease Agreement Assignments as soon as possible."

101. Clause 24.22 (Bank accounts) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "24.22   BANK ACCOUNTS

                  Prior to the Second Amendment Agreement Effective Date, the Borrower shall not open any bank accounts except:

                  (a)      as provided in this Agreement;

                  (b)      Permitted Accounts; or

                  (c) with the prior written consent of the Off Shore Facility Agent and subject to the Borrower's compliance with any conditions attached thereto,

                  and thereafter, may open and use additional bank accounts (after giving notice to the Off Shore Facility Agent of the details thereof) PROVIDED THAT in each case such accounts are held with an Original SIT Facility Bank and secured to the satisfaction of the Off Shore Facility Agent and in the case of accounts opened after the Second Amendment Agreement Effective Date such accounts must be secured within 30 days after opening by the Borrower."

102. Clause 24.27(a)(i) (Amendments) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "(i) such modification, substitution or amendment relates to the same subject matter (and in the case of substitution such Material Contract is substituted by another contract) and:

                  (1) does not result in and is not reasonably expected to have an adverse effect on the Borrower's obligations under the Licence or cause a breach thereof;

                  (2) does not and is not reasonably expected to impair or prejudice the Senior Creditors' rights under the Security Documents; and

                  (3) does not and is not reasonably expected to have a Material Adverse Effect."

103. Clause 24.33 (UMTS and other licences) of the Original Facility Agreement is amended by deleting the final paragraph of such clause and replacing it with the following paragraph:

         "(c) The Borrower shall promptly notify the Off Shore Facility Agent if it or any of its Affiliates acquires any telecommunications business or any new licence (excluding any renewal of or addition to any existing telecommunications licence), in particular any UMTS licence."

104. Clause 24.39 (Roaming) of the Original Facility Agreement is amended by adding the words "(as amended on 11 November 2002)" after the words "9 November 2001" in the second line of such clause.

105. Clause 25.1.1 (Non-payment) of the Original Facility Agreement is amended by adding the words "or a Sponsor on behalf of the Borrower" after the words "The Borrower" at the beginning of such clause.

106. Clause 25.1.2(b) (Financial covenants and network milestones) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "(b) No Event of Default under paragraph (a) above will occur if failure to satisfy such requirement, if capable of remedy, is remedied within 30 Business Days PROVIDED THAT in the event that any of the requirements of Clause 22 (Financial covenants and network milestones) (other than Clauses 22.2(a) and (b)) is not satisfied, then, in addition to any other actions that may be taken to correct such failures, within five (5) Business Days of delivery of the Covenant Compliance Certificate, the Shareholders may, in addition to the Sponsors' rights and obligations under the Sponsors' and Shareholders' Undertaking and Completion Guarantee, cure such failure to satisfy any such requirement by:

                  (i) making Subordinated Loans and/or Equity Contributions to the Borrower (PROVIDED THAT after the date of the Second Amendment Agreement such contributions must be Equity Contributions) which Subordinated Loans and/or Equity Contributions shall be treated as having been contributed on the last day of the relevant Quarter and additional capital or revenues of the Borrower;

                  (ii) after the Second Amendment Agreement Effective Date, making equity contributions to any member of the Group or Western Wireless International Corporation receiving from Western Wireless International Holding Corporation contributions or funding which shall be treated (for the purposes of determining Consolidated Tangible Net Worth) as having been made as at 31 December of the relevant Financial year; or

                  (iii) making Equity Contributions and procure the pre-repayment of Loans, in whole or part, and the prepayment shall be considered to have been made as at 31 December of the relevant financial year."

107. Clauses 25.1.9(a), (b) and (c) (Insolvency proceedings) of the Original Facility Agreement are amended by deleting the words "the Borrower" in each such clause and replacing them with the words "a Debtor" in each such clause.

108. Clause 25.1.10 (Litigation) of the Original Facility Agreement is amended by deleting the words "the Borrower" in the second and third lines of such clause and replacing them with the words "a Debtor".

109. Clause 25.1.12 (Illegality) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following clause:

         "25.1.12 ILLEGALITY

                  At any time it is or becomes unlawful for a Debtor to perform or comply with any of its material obligations under the Finance Documents or any of the material obligations of that Debtor hereunder (in the case of the Borrower) or thereunder (in the case of a Debtor) are not or cease to be legal, valid and binding."

110. Clause 25.1.13 (Sponsors' and Shareholders' Undertaking and Completion Guarantee) of the Original Facility Agreement is amended by deleting the words "clauses 2 (Completion guarantee)" in the first and second lines of such clause and replacing them with the words "clauses 2 (Guarantee)".

111. Clause 27 (Role of the Agent and the Arranger) of the Original Facility Agreement is amended by adding the following clause after the end of Clause 27.16 (Deduction from amounts payable by the Agents) of such clause:

         "27.17   CALCULATION OF EURO EQUIVALENTS AMONG THE FINANCE PARTIES

                  For such time that there are Euro Facility Loans outstanding, for the determination of any matter or the calculation of any amounts vis-a-vis the Finance Parties any amount denominated in any currency other than Euro shall be converted to the Euro equivalent thereof at the spot rate of exchange quoted to the Off Shore Facility Agent at or about 11:00 a.m. (Dusseldorf time) as of such date which is reasonably determined by the Off Shore Facility Agent."

112. Clause 32.2(a) (Addresses) of the Original Facility Agreement is amended by deleting the fax details "+386 1 5801 109" in the "Fax" line of such clause and replacing it with the following fax details: "+386 1 5801 011".

113. Clause 32.2(c) (Addresses) of the Original Facility Agreement is amended by deleting the words "Andreas Nestel" in the 'Attention of' line of such clause and replacing them with the words "Dr. Peer Gunzel".

114. Clause 32.2(d) (Addresses) of the Original Facility Agreement is amended by adding the contact details "or +386 1 476 5108" after the contact number "+386 1 520 7273" in the "Telephone" line of such clause.

115. Clause 32.2(d) (Addresses) of the Original Facility Agreement is amended by deleting the words "or Mr. Bostjan Kovae" from the 'Attention of' line of such clause and replacing it with the words "or Ms. Ida Menard".

116. Schedule 1 (Commitments) of the Original Facility Agreement is amended by deleting such Schedule in its entirety and replacing it with the following schedule:

                                   "SCHEDULE 1

                                   COMMITMENTS

                                     PART I

                                  EURO FACILITY

                                                          ECA FACILITY
                                                           COMMITMENT
                                  --------------------------------------------------------------
                                     ECA FACILITY          ECA FACILITY          ECA FACILITY             COMMERCIAL
                                       TRANCHE 1             TRANCHE 2             TRANCHE 3               FACILITY
FINANCIAL INSTITUTION                 COMMITMENT            COMMITMENT            COMMITMENT              COMMITMENT
------------------------------------------------------------------------------------------------------------------------
IKB Deutsche Industriebank AG     Euro 13,038,702.76      Euro 586,864.81      Euro 1,204,405.24      Euro 11,180,000.00
------------------------------------------------------------------------------------------------------------------------
Kreditanstalt fur Wiederaufbau    Euro 14,311,045.58      Euro 644,132.26      Euro 1,321,933.52      Euro 11,180,000.00
------------------------------------------------------------------------------------------------------------------------
Raiffeisenlandesbank
Oberosterreich reg.Gen.m.b.H.     Euro  8,026,974.26      Euro 361,289.68      Euro   741,464.09      Euro  6,880,000.00
------------------------------------------------------------------------------------------------------------------------
HSH Nordbank AG                   Euro  7,074,582.98      Euro 318,423.08      Euro   653,490.23      Euro  6,420,000.00
------------------------------------------------------------------------------------------------------------------------
Hypo Alpe-Adria-Bank AG           Euro  2,198,032.14      Euro  98,932.21      Euro   203,035.65             None
------------------------------------------------------------------------------------------------------------------------
DEG - Deutsche Investitions -
und Entwicklungsgesellschaft
mbH                                      None                  None                   None            Euro     5,000,000
------------------------------------------------------------------------------------------------------------------------
AKA Ausfuhrkredit-
Gesellschaft m.b.H.               Euro  2,514,548.77      Euro 113,178.45      Euro   232,272.78      Euro  2,140,000.00
------------------------------------------------------------------------------------------------------------------------

                                     PART II

                                  SIT FACILITY

FINANCIAL INSTITUTION                                 SIT FACILITY COMMITMENT
-----------------------------------------------------------------------------
Nova Ljubljanska Banka d.d., Ljubljana                SIT    3,400,000,000.00
-----------------------------------------------------------------------------
Hypo Alpe-Adria-Bank d.d.                             SIT    1,000,000,000.00
-----------------------------------------------------------------------------

                                   SCHEDULE 1

                                    PART III

LOANS OUTSTANDING ON THE DATE OF THE SECOND AMENDMENT AGREEMENT AND PREPAYMENTS TO BE MADE ON OR PRIOR TO THE SECOND AMENDMENT AGREEMENT CONDITIONS SATISFACTION DATE*

                                                                     COMMERCIAL
                                                ECA FACILITY          FACILITY       SIT FACILITY                 TOTAL
----------------------------------------------------------------------------------------------------------------------------
IKB               Amount outstanding             8,765,551.71       8,994,208.84                               17,759,760.55
                  before prepayments (EUR)
                  prepayment I (EUR)            -2,029,703.16      -2,082,649.76                               -4,112,352.92
                  prepayment II (USD)              -82,108.01         -84,249.88                                 -166,357.89
----------------------------------------------------------------------------------------------------------------------------

KfW               Amount outstanding             9,620,911.86       8,994,208.84                               18,615,120.70
                  before prepayments (EUR)
                  prepayment I (EUR)            -2,227,765.68      -2,082,649.76                               -4,310,415.44
                  prepayment II (USD)              -90,120.29         -84,249.88                                 -174,370.17
----------------------------------------------------------------------------------------------------------------------------

RLB               Amount outstanding             5,396,308.15       5,534,897.75                               10,931,205.90
                  before prepayments (EUR)
                  prepayment I (EUR)            -1,249,539.57      -1,281,630.62                               -2,531,170.19
                  prepayment II (USD)              -50,547.90         -51,846.07                                 -102,393.97
----------------------------------------------------------------------------------------------------------------------------

HSH Nordbank      Amount outstanding             4,756,042.38       5,164,831.91                                9,920,874.29
                  before prepayments (EUR)
                  prepayment I (EUR)            -1,101,283.13      -1,195,940.20                               -2,297,223.33
                  prepayment II (USD)              -44.550,45         -48,379.63                                  -92,930.08
----------------------------------------------------------------------------------------------------------------------------

AKA               Amount outstanding             1,690,460.13       1,721,610.64                                3,412,070.77
                  before prepayments (EUR)
                  prepayment I (EUR)              -391,433.70        -398,646.73                                 -790,080.43
                  prepayment II (USD)              -15,834.75         -16,126.54                                  -31,961.29
----------------------------------------------------------------------------------------------------------------------------

DEG               Amount outstanding                                4,022,454.75                                4,022,454.75
                  before prepayments (EUR)
                  prepayment I (EUR)                                 -931,417.60                                 -931,417.60
                  prepayment II (USD)                                 -37,678.85                                  -37,678.85
                  ----------------------------------------------------------------------------------------------------------

Hypo-Alpe Wien    Amount outstanding             1,477,674.94                                                   1,477,674.94
                  before prepayments (EUR)
                  prepayment I (EUR)              -342,162.32                                                    -342,162.32
                  prepayment II (USD)              -13,841.57                                                     -13,841.57
----------------------------------------------------------------------------------------------------------------------------

NLB               Amount outstanding                                               1,622,670,000.00             7,091,741.63
                  before
----------------------------------------------------------------------------------------------------------------------------

                                                                     COMMERCIAL
                                                ECA FACILITY          FACILITY       SIT FACILITY                 TOTAL
----------------------------------------------------------------------------------------------------------------------------
                  prepayments (SIT)
                  prepayment I (EUR)                                                  -1,642,124.86            -1,642,124.86
                  prepayment II (USD)                                                   -666,930.51              -666,930.51
----------------------------------------------------------------------------------------------------------------------------
Hypo-Alpe         Amount outstanding                                                 477,330,000.00             2,086,130.29
Slov,             before prepayments (SIT)
                  prepayment I (EUR)                                                    -483,052.91              -483,052.91
                  prepayment II (USD)                                                    -19,541.04               -19,541.04
----------------------------------------------------------------------------------------------------------------------------

Total             Amount outstanding                      EUR                EUR                SIT        EUR 75,317,033.82**
                  before prepayments            31,706,949.17      34,432,212.73   2,100,000,000.00
                  prepayment I (EUR)            -7,341,887.56      -7,972,934.67      -2,125,177.77           -17,440,000.00
                  prepayment II (USD)             -297,002.97        -322,530.85        -686,471.55            -1,306,005.37
----------------------------------------------------------------------------------------------------------------------------

* All amounts are indicative and for reference purposes only. Any amounts prepaid in USD shall be converted to the Euro equivalent thereof in accordance with Clause 1.2.1(d) (Construction) and any amounts to be prepaid in SIT shall be converted from Euro to SIT at the rate of exchange quoted by the On Shore Facility Agent to the Off Shore Facility Agent on or prior to the relevant conversion date.

** In relation to outstandings under the SIT Facility, the applied exchange rate is the applicable exchange rate as at the date of each drawdown of the SIT Facility."

117. Schedule 2 (Repayment Dates) of the Original Facility Agreement is amended by deleting such Schedule in its entirety and replacing it with the following schedule:

                                   SCHEDULE 2

                                 REPAYMENT DATES

Up to but excluding the Second Amendment Agreement Conditions Satisfaction Date the Repayment Dates shall be:

REPAYMENT DATE /
REDUCTION DATE            ECA FACILITY          COMMERCIAL FACILITY        SIT FACILITY
---------------------------------------------------------------------------------------
   30.05.2004                 1.25%                    0.00%
---------------------------------------------------------------------------------------
   30.11.2004                 1.25%                    0.00%
---------------------------------------------------------------------------------------
   30.05.2005                 5.75%                    5.75%
---------------------------------------------------------------------------------------
   30.11.2005                 5.75%                    5.75%                   5.00%
---------------------------------------------------------------------------------------
   30.05.2006                 8.00%                    8.00%
---------------------------------------------------------------------------------------
   30.11.2006                 8.00%                    8.00%                   5.00%
---------------------------------------------------------------------------------------
   30.05.2007                10.00%                   12.50%
---------------------------------------------------------------------------------------
   30.11.2007                10.00%                   12.50%                  10.00%
---------------------------------------------------------------------------------------
   30.05.2008                12.00%                   12.50%
---------------------------------------------------------------------------------------
   30.11.2008                12.00%                   12.50%                  20.00%
---------------------------------------------------------------------------------------

REPAYMENT DATE /
REDUCTION DATE            ECA FACILITY          COMMERCIAL FACILITY        SIT FACILITY
---------------------------------------------------------------------------------------
  30.05.2009                  13.00%                   14.00%                   20.00%
---------------------------------------------------------------------------------------
  30.11.2009                  13.00%                    8.50%                   40.00%
---------------------------------------------------------------------------------------
     TOTAL                   100.00%                  100.00%                  100.00%
---------------------------------------------------------------------------------------

From and including the Second Amendment Agreement Conditions Satisfaction Date the Repayment Dates shall be:

REPAYMENT DATE /
REDUCTION DATE            ECA FACILITY          COMMERCIAL FACILITY        SIT FACILITY
---------------------------------------------------------------------------------------
30 May 2004                    1.64%                    0.00%
---------------------------------------------------------------------------------------
30 November 2004               1.64%                    0.00%
---------------------------------------------------------------------------------------
30 May 2005                    7.55%                    7.55%
---------------------------------------------------------------------------------------
30 November 2005               7.55%                    7.55%                   7.09%
---------------------------------------------------------------------------------------
30 May 2006                   10.50%                   10.50%
---------------------------------------------------------------------------------------
30 November 2006              10.50%                   10.50%                   7.09%
---------------------------------------------------------------------------------------
30 May 2007                   13.13%                   16.41%
---------------------------------------------------------------------------------------
30 November 2007              13.13%                   16.41%                  14.17%
---------------------------------------------------------------------------------------
30 May 2008                   15.76%                   16.41%
---------------------------------------------------------------------------------------
30 November 2008              15.76%                   14.67%                  28.35%
---------------------------------------------------------------------------------------
30 May 2009                    2.84%                    0.00%                  28.35%
---------------------------------------------------------------------------------------
30 November 2009               0.00%                    0.00%                  14.95%
---------------------------------------------------------------------------------------
          TOTAL              100.00%                  100.00%                 100.00%
---------------------------------------------------------------------------------------

118. Schedule 8 (Form of letter of confirmation) of the Original Facility Agreement is amended by deleting the words "FORM OF LETTER OF CONFIRMATION" from the heading of such Schedule and replacing them with the words "FORM OF LETTER OF CONFIRMATION".

119. Schedule 9 (Security Documents - Conditions Precedent and Conditions Subsequent) of the Original Facility Agreement is amended by deleting the section headed 'On Shore Security Documents' in its entirety and replacing it with the following section:

                           ON SHORE SECURITY DOCUMENTS

                                                                       STEPS FOR PERFECTION
------------------------------------------------------------------------------------------------------------------------------
    DOCUMENT        SECURED ASSETS         CONDITION PRECEDENT TO DRAWDOWN                      CONDITION SUBSEQUENT
------------------------------------------------------------------------------------------------------------------------------
ASSET AND         Pledged Equipment    -        Execution of Asset Pledge,
LICENCE PLEDGE                                  Licence Transfer, Licence
AND LEASE                                       Pledge and Lease Contracts
CONTRACTS                                       Assignment Agreement
ASSIGNMENT
AGREEMENT

------------------------------------------------------------------------------------------------------------------------------
                                       -        Execution of notarial deed in
                                                respect of Pledged Equipment

------------------------------------------------------------------------------------------------------------------------------
                                       -        Provide Schedule 1, 2 & 3 to         -        Competent court officer must
                                                the Asset and Licence Pledge                  take record of the pledged
                                                and Lease Contracts                           assets, make lists of pledged
                                                Assignment Agreement -                        assets per site and mark the
                                                provide missing addresses of                  pledged assets by putting
                                                sites and relevant court                      stickers on them (Court officer
                                                districts, as well as modify                  when visiting sites to be
                                                designation (description) of                  accompanied by WWI technical
                                                certain items (confirmed by                   staff) Borrower shall have
                                                Sami Ali and N. Selih)                        achieved 50% after 6 months
                                                                                              following the date of signing
                                                                                              of the Facility Agreement

------------------------------------------------------------------------------------------------------------------------------
                                                                                     -        Within 9 months of signing of
                                                                                              the Facility Agreement, On Shore
                                                                                              Security Agent to check
                                                                                              conformity of Schedule 1 with
                                                                                              the lists issued by the court;
                                                                                              Nina Selih to give notice of
                                                                                              receipt of the list

------------------------------------------------------------------------------------------------------------------------------
                                       -        Application by Selih for
                                                registration of the Asset Pledge
                                                in respect of the Pledged
                                                Equipment with the competent
                                                court (depending on where each
                                                asset is located)

------------------------------------------------------------------------------------------------------------------------------
                                       -        Pay notary fees and
                                                application fees for
                                                registration, Nina Selih to
                                                advise Steven Fast of bank
                                                account for fee to be paid
                                                into, Steven Fast to provide
                                                proof of payment (e.g. bank
                                                statement)

------------------------------------------------------------------------------------------------------------------------------
                                       -        Copies of the building
                                                permits for sites on which
                                                Pledged Equipment is situated

------------------------------------------------------------------------------------------------------------------------------
                  Pledged Equipment                                                  -        1 month after first drawdown,
                  II and                                                                      under the Commercial Facility,
                  Substitution                                                                confirm to On Shore Security
                  Equipment                                                                   Agent that title in respect of
                                                                                              Pledged Equipment II has passed

------------------------------------------------------------------------------------------------------------------------------

DOCUMENT          SECURED ASSETS                                          STEPS FOR PERFECTION
------------------------------------------------------------------------------------------------------------------------------------
                                          CONDITION PRECEDENT TO DRAWDOWN                 CONDITION SUBSEQUENT
                                                                                -         So long as any building permits are
                                                                                          outstanding, provide to the On Shore
                                                                                          Security Agent (i) prior to the Second
                                                                                          Amendment Agreement Conditions
                                                                                          Satisfaction Date, 10 Business Days after
                                                                                          the end of each Month, and (ii)
                                                                                          thereafter, 10 Business Days after the
                                                                                          last day of each Quarter a list with those
                                                                                          of the 41 sites for which a building
                                                                                          permit has been issued.

                                                                                -         Within 2 months from the date of issue of
                                                                                          the last building permit in respect of the
                                                                                          41 sites, execution of notarial deed in
                                                                                          respect of Pledged Equipment II and any
                                                                                          Substitution Equipment, if applicable

                                                                                -         Within 1 month from the date of the
                                                                                          notarial deed referred to above, filing of
                                                                                          application of Pledged Equipment II and
                                                                                          any Substitution Equipment, if applicable


                                                                                -         Pay notary fees and application fees for
                                                                                          registration, Nina Selih to advise Steven
                                                                                          Fast of bank account for fee to be paid
                                                                                          into, Steven Fast to provide proof of
                                                                                          payment (e.g. bank statement)

                                                                                -         Within 4 months of the filing of the
                                                                                          application, competent court officer must
                                                                                          take record of the Pledged Equipment II,
                                                                                          make a list of pledged assets per site and
                                                                                          mark the pledged assets by putting
                                                                                          stickers on them

                                                                                -         Within 4 months of the filing of the
                                                                                          application, On Shore Security Agent to
                                                                                          check conformity of Schedule 2 with the
                                                                                          lists issued by the court; Nina Selih to
                                                                                          give notice of receipt of the list

                  Licence              -        Copy of concession              -         Within 5 business days of issue of
                                                                                          licence, inform On Shore and Off Shore
                                                                                          Security Agent and send copy

                                       -        Copy of application / bid       -         Within 2 months after issue of licence,
                                                                                          enter into the contractual pledge (as
                                                                                          attached as a Schedule to Asset Pledge)

                                       -        Certificate that as of the      -         Borrower to sign Power of Attorney as set
                                                date of signing of the                    out in Schedule 10 (once licence granted)
                                                Facility Agreement no
                                                change/amendment of/to the
                                                Concession Agreement has
                                                been made

DOCUMENT          SECURED ASSETS                                          STEPS FOR PERFECTION
------------------------------------------------------------------------------------------------------------------------------------
                                          CONDITION PRECEDENT TO DRAWDOWN                 CONDITION SUBSEQUENT

                  Leases               -        Evidence of filing of the       -         Borrower to use best efforts to provide
                                                applications for the                      originals of consent letter from Landlords
                                                registration of the 40 lease              I, II and Substitution Landlords
                                                site agreements (except for               confirming the consent to the conditional
                                                the 13 leases entered with                assignment
                                                Elektro Slovenia and its
                                                affiliates and RTV and its
                                                affiliates) with the
                                                competent courts in
                                                accordance with Clauses
                                                11.4(f) and 12.4(b) of the
                                                Asset and Licence Pledge and
                                                Lease Contracts Assignment;
                                                Agreement

                                       -        Copies of Leases I and II and
                                                Substitution Lease (as
                                                applicable)

                                                                                -         File for registration of Substitution
                                                                                          Leases (applicable only in case of
                                                                                          substitution pledge) and, where
                                                                                          applicable, provide the consent of the
                                                                                          relevant Substitution Landlords to the
                                                                                          Substitution Assignment within 2 Months
                                                                                          from the date of receipt of the last
                                                                                          building permit in respect of the 41 sites

                                                                                -         Inform the On Shore Security Agent
                                                                                          immediately of rejection of filed
                                                                                          applications for registration of the
                                                                                          relevant leases in respect of the 41 site
                                                                                          leases (except for the 13 site leases
                                                                                          entered with Elektro Slovenia and its
                                                                                          affiliates and RTV and its affiliates) (eg
                                                                                          where building permit missing) after
                                                                                          becoming aware of such rejection and of
                                                                                          refilling of the application

                                                                                -         Within 20 Months from the date of signing
                                                                                          of the Second Amendment Agreement,
                                                                                          register the relevant leases in respect of
                                                                                          the 41 site leases (with the exception of
                                                                                          the 13 site leases entered with Elektro
                                                                                          Slovenia and its affiliates and RTV and
                                                                                          its affiliates) with the Land Registers

BORROWER'S        Shares               -        Execution of agreement          -         Within 2 Months from the date of the
SHARE PLEDGE                                                                              signing of the Facility Agreement,
AGREEMENT                                                                                 register the share pledge with the
                                                                                          Register of Commercial Companies (there
                                                                                          must be an obligation for the Borrower in
                                                                                          the Facility Agreement to provide
                                                                                          evidence for such registration)

DOCUMENT          SECURED ASSETS                                          STEPS FOR PERFECTION
------------------------------------------------------------------------------------------------------------------------------------
                                          CONDITION PRECEDENT TO DRAWDOWN                 CONDITION SUBSEQUENT
                                       -        Execution of notarial deed in   -         Provide evidence of registration within 9
                                                respect of pledged equipment              Months from the date of signing of the
                                                                                          Facility Agreement

                                       -        Submission to the competent
                                                court in Ljubljana of the
                                                application for the
                                                registration of the share
                                                pledge with the Register of
                                                Commercial Companies

                                       -        Pay notary fees and
                                                application fees for
                                                registration of the pledge,
                                                Nina Selih to advise Steven
                                                Fast of bank account for fee
                                                to be paid into, Steven Fast
                                                to provide proof of payment
                                                (e.g. bank statement) and the
                                                escrow agreement relating to
                                                the holding of such envelope

TRADEMARK         Trademarks           -        Execution of agreement          -         Within 9 months from signing of the
PLEDGE                                                                                    Facility Agreement, provide evidence of
AGREEMENT                                                                                 registration of the TM Pledge by the
                                                                                          PATENT Office

                                       -        Withdraw 2 outstanding
                                                applications for registration
                                                of the trademarks "EHO" and
                                                "VIVA" and provide to the On
                                                Shore Security Agent evidence
                                                of such withdrawal at the
                                                latest 10 Business Days before
                                                it makes the first Utilisation
                                                Request under the Facility
                                                Agreement

                                       -        Borrower's consent to
                                                registration of the pledge
                                                (Schedule 5)

                                       -        Submission to the Patent
                                                Office of application to
                                                register the TM Pledge

                                       -        Pay notary fees and
                                                application fees for
                                                registration, Nina Selih to
                                                advise Steven Fast of bank
                                                account for fee to be paid
                                                into, Steven Fast to provide
                                                proof of payment (e.g. bank
                                                statement)

SOFTWARE          Oracle Software      -        Execution of agreement
LICENSE           License Agreement
ASSIGNMENT
AGREEMENT

                                       -        Schedule 2 - Copy of Deed of
                                                Consent and Waiver

                                       -        Schedule 1 (Oracle License
                                                Agreement)

DOCUMENT          SECURED ASSETS                                          STEPS FOR PERFECTION
------------------------------------------------------------------------------------------------------------------------------------
                                          CONDITION PRECEDENT TO DRAWDOWN                 CONDITION SUBSEQUENT
ASSIGNMENT OF     Receivables          -        Signing of agreement
RECEIVABLES AS
SECURITY AND
ASSIGNMENT OF
INSURANCE
POLICIES
AGREEMENT

                                       -        Borrower to provide Schedule 1
                                                complete information

                                       -        Sealed Envelope (containing
                                                details of all subscribers
                                                (natural persons) must be
                                                submitted to the notary,
                                                identified in the Assignment
                                                of Receivables as Security and
                                                Assignment of Insurance
                                                Policies Agreement

                  Insurance            -        Copies of the insurance
                                                policies as required under
                                                the Facility Agreement

                                       -        Original vinculation
                                                certificates

                                       -        Borrower to provide Schedule 2
                                                (list of insurances, amounts,
                                                claims)

CLAIMS            Claims               -        Signing of agreement
ASSIGNMENT AND
BILLS of
EXCHANGE
AGREEMENT

                                       -        Notarised copies of account
                                                agreements (NLB + Hypo
                                                Alpe-Adria Bank) must be
                                                submitted to the Off Shore
                                                Facility Agent

                                       -        Acknowledgement by NLB and
                                                Hypo Alpe-Adria Bank

                                       -        Schedule 1 (account details)

                  Bills of Exchange    -        Provide set of 10 bills of
                                                exchange duly signed and
                                                filled in only with the date
                                                of issuance (Schedule 5)

                                       -        Confirmation by holders of
                                                bills of exchange that they
                                                will inform NLB at the latest
                                                5 Business Days before
                                                presenting any bills of
                                                exchange to NLB

120. Schedule 9 (Security Documents - Conditions Precedent and Conditions Subsequent) of the Original Facility Agreement is amended by deleting the section headed 'Substitution

         Conditions Subsequent For On Shore Security Documents' and replacing it with the following section:

            SUBSTITUTION CONDITIONS SUBSEQUENT FOR ON SHORE SECURITY
                                    DOCUMENTS

         In case under Slovenian law moveable assets may validly be pledged by registering the respective assets with an official register the following conditions subsequent shall, at the request of the Off Shore Security Agent, replace the conditions subsequent for the secured Assets "Pledged Equipment II and Substitution Equipment" under the Asset and Licence Pledge and Lease Contracts Assignment Agreement set out above in the table "On Shore Security Documents" in the column "Conditions Subsequent" and for such purpose the Borrower shall enter into all necessary documentation to give effect hereto.

DOCUMENT          SECURED ASSETS                                          STEPS FOR PERFECTION
------------------------------------------------------------------------------------------------------------------------------------
                                          CONDITION PRECEDENT TO DRAWDOWN                 CONDITION SUBSEQUENT
ASSET AND         Pledged Equipment                                            -          1 month after first drawdown, under the
LICENCE PLEDGE    II and                                                                  Commercial Facility, confirm to On Shore
AND LEASE         Substitution                                                            Security Agent that title in respect of
CONTRACTS         Equipment                                                               Pledged Equipment II has passed
ASSIGNMENT
AGREEMENT

                                                                                -         So long as any building permits are
                                                                                          outstanding, provide to the On Shore
                                                                                          Security Agent (i) prior to the Second
                                                                                          Amendment Agreement Conditions
                                                                                          Satisfaction Date, 10 Business Days after
                                                                                          the end of each Month, and (ii)
                                                                                          thereafter, 10 Business Days after the
                                                                                          last day of each Quarter a list with those
                                                                                          of the 41 sites for which a building
                                                                                          permit has been issued.

                                                                                -         Within 10 months after the Second
                                                                                          Amendment Agreement Conditions
                                                                                          Satisfaction Date execution of notarial
                                                                                          deed in respect of Pledged Equipment II
                                                                                          and any Substitution Equipment, if
                                                                                          applicable

                                                                                -         Within 7 months after establishment of the
                                                                                          Slovenian Official Register of the Pledged
                                                                                          Moveables and Pledges (Uradni Registar
                                                                                          Zarubljenih Premicnin in Zastavnih Pravic)
                                                                                          filing of application for registration of
                                                                                          Pledged Equipment II and any Substitution
                                                                                          Equipment, if applicable and provision of
                                                                                          evidence of such filing to Nina Selih

                                                                                -         Pay notary fees, Nina Selih to advise
                                                                                          Steven Fast of bank account for fee to be
                                                                                          paid into, Steven Fast to provide proof of
                                                                                          payment (e.g. bank statement)

121. Paragraph 2(a) of Schedule 10 (Form of Transfer Certificates) of the Original Facility Agreement is amended by deleting such paragraph in its entirety and replacing it with the following paragraph:

         "(a) The Existing Bank and the New Bank agree to the Existing Bank transferring to the New Bank [all or part] of the Existing Bank's Commitment, referred to in the Schedule hereto together with all corresponding rights and obligations under or in connection with the Finance Documents in accordance with Clause 26.5 (Procedure for transfer)."

122. Paragraph 5 of Schedule 10 (Form of Transfer Certificates) of the Original Facility Agreement is amended by deleting such paragraph in its entirety and replacing it with the following paragraph:

         "5.      In respect of:

                  (a) the transfer of the Existing Bank's Commitment pursuant to paragraph 2 hereof the Existing Bank herby transfers in favour of the New Bank an interest in the Relevant Security Documents set out below, the exact percentage of which is equal to the proportion of the claims (from time to time) of the New Bank against the Borrower under the Facility Agreement to the aggregate amount of all claims (from time to time) of the Senior Creditors against the Borrower under the Facility Agreement, Lucent Loan Agreement and the Hedging Agreement (as summarised in the Summarised Hedging Agreement attached as Schedule to each Relevant Security Document), the amounts of such claims to be determined in an enforcement situation):

                           (i)      the Borrower's Share Pledge Agreement;

                           (ii) the Asset and Licence Pledge and Lease Contracts Assignment Agreement;

                           (iii) the Claims Assignment and Bills of Exchange Agreement;

                           (iv) the Assignment of Receivables as Security and Assignment of Insurance Policies Agreement;

                           (v)      the Licence Pledge Agreement;

                           (vi)     the Trademark Pledge Agreement; and

                           (vii)    the Oracle Software Assignment Agreement

                           (together the "RELEVANT SECURITY DOCUMENTS");

                           [UPDATE WHERE APPROPRIATE]

                  (b)      the transfer relating to the interest in:

                           (i) the movable assets specified in notarial deed no.: SV1314/02

                           (ii) and the shares specified in notarial deed no.: SV1315/02 both made on June 11, 2002 by the Notary Miro Kosak, Ljubljana, the Existing Bank hereby assents to and permits the registration of such transfer in favour of the New Bank in relevant court register(s) in Slovenia. The New Bank may apply to the competent court registrar for the registration of the transfer from the Existing Bank to the New Bank in accordance with this Transfer Certificate.

                           [UPDATE WHERE APPROPRIATE]"

123. Schedule 11(Insurance) of the Original Facility Agreement is amended by deleting such Schedule in its entirety and replacing it with the following schedule:

                                  "SCHEDULE 11
                                    INSURANCE

         The Borrower shall comply with the insurance policies in force at the date of this Agreement and shall enter into, perform and execute the following insurance requirements as such requirements may be amended from time to time with the consent of the Majority Banks. Each bank may prior to consenting to any amendment of the insurance requirements (Schedule), request always through the Offshore Facility Agent, an opinion of an independent insurance advisor.

INSURANCE REQUIREMENTS

                                                                                   page
A.       ERECTION PHASE INSURANCES

1.       Erection All Risk                                                            3

2.       Marine Cargo                                                                 6

3.       Third Party Liability Insurance                                              9

B.       OPERATING PHASE INSURANCES

1.       Property All Risks                                                          11

2.       Business Interruption                                                       12

3.       Third Party Liability                                                       14

4.       Marine                                                                      15

5.       Directors & Officers Liability                                              16

C.       OTHER INSURANCES

1.       Automobile Third Party Liability and Own Damage Liability                   17

2.       Personal Accident & Travel                                                  17

3.       Fidelity Guarantee/Crime                                                    17

A. ERECTION PHASE INSURANCES

THE INTENT OF AN ERECTION PHASE INSURANCE IS TO INSURE EVERYTHING THAT IS DESTINED TO BE PART OF THE FINISHED PROJECT. COVERAGE IS GRANTED DURING THE PERIOD OF ERECTION AND TESTING. THE INSURANCE COVER SHOULD START WHEN THE PROPERTY BECOMES AT THE RISK OF THE INSURED (USUALLY UNLOADING AT THE SITE OF ERECTION) AND SHOULD BASICALLY CONTINUE UNTIL THE PROJECT IS COMPLETED AND ACCEPTED BY THE OWNER. THE ERECTION PHASE INSURANCE IS THEN TO BE REPLACED BY AN OPERATING PHASE INSURANCE.

1.       ERECTION ALL RISKS

INSURED:                  (a)       The Borrower;

CO-INSURED INTERESTS:     (b)       the Consortium, Construction Manager, and/or
                                    associated/affiliated companies and/or
                                    sub-contractors and/or co-contractors;

                          (c) Engineering consultants and/or vendors and/or suppliers and/or other parties to the extent required by contract but only in respect of Project site activities;

                          (d)       the Senior Creditors

DESCRIPTION OF PROJECT:   The design, development, financing, engineering,
                          procurement and construction/ erection, installation, testing, commissioning, ownership, completion, operation and maintenance of a mobile network and connected facilities.

LOCATION OF PROJECT:      The Project site and all related buildings and
                          equipment and all related ancillary and temporary works whether on or off site and inland transit and storage.

DESCRIPTION OF COVER:     Physical loss, destruction or damage to the erection
                          works to be undertaken in terms of the
                          project (being all works in connection with the design, development, engineering, procurement, construction, testing, commissioning and defects liability period of the mobile network including all preliminary works (including enabling and associated works and site mobilisation and establishment) and interconnection work, permanent and temporary works erected or in the course of erection and all materials and other things for incorporation therein, including property of every kind and description belonging to or in the care, custody or control of the Insured or held by them in trust or on commission or for which they are responsible, including but not limited to machinery, apparatus, materials, equipment, temporary structures and supplies (but not including employees construction plant, tools and equipment and personal effects, Project site accommodation unless forming part of the permanent works and contents), including free issue items used in connection with the Project or intended for incorporation therein and the spares inventory and fuel in storage to be included in the Project and ancillary works.)

PERIOD: From the commencement date until the inception date of provisional acceptance plus 24 months visit maintenance of each project.

CONDITIONS:               Policy to include inter alia:

                          (a)       interim settlements;

                          (b)       professional fees;

                          (c)       removal to place of safety;

                          (d) reinstatement of sum insured - no additional premium;

                          (e)       expediting expenses;

                          (f) removal of debris 3 % of sums insured, minimum US$ 250.000,- any one occurrence;

                          (g)       offsite storage & inland transit;

                          (h)       documents and data;

                          (i) escalation clause - 115% of the total sum insured;

                          (j) consecutive events (deductible) - 72 hours clause;

                          (k) testing and commissioning, start-up and operational reliability running;

                          (l)       50/50 clause;

                          (m)       sue and labour;

                          (n) public authorities clause for sites with building permits;

                          (o) defective design clause incl. damage due to faulty design, faulty material and faulty workmanship;

                          (p)       strikes, riots and civil commotion;

                          (q)       hazard risks;

                          (r)       customs duties

                          (s)       non-contribution from other insurance;

                          (t)       existing and neighbouring objects

                          (u)       banks clauses

DEDUCTIBLES:              Not to exceed US$ 5,000 each and every loss

SUM INSURED:              Full contract value of each project incl. all
                          shipments. Current sums insured of US$ 15,000,000 as to be increased from time to time should construction costs or owner works in aggregate exceed the amount which would be provided by operation of the escalation clause or such other amounts as would be required for full reinstatement of the Project.

2.       MARINE CARGO

A MARINE COVER CAN BE PROVIDED BY THE HAULIER/CONSTRUCTION COMPANY OR BY AN OWN INSURANCE POLICY. HOWEVER THE FOLLOWING ISSUES SHOULD BE GRANTED.

INSURED:                  As per Insured for Paragraph 1 of this Part A.

CO-INSURED INTERESTS:     As per co-Insured for Paragraph 1 of this Part A.

DESCRIPTION OF COVER:     Coverage will extend to all risks of direct physical
                          loss or damage to materials, supplies, equipment, machinery, spares and goods required for the Project.
                          Coverage to be arranged on an open cover basis, for all risks covering all transport requirements for the period from the suppliers' premises to arrival at the Project site and return transits to supplier's premises and/or easements and includes, for the avoidance of doubt, unloading and reloading at temporary locations and transhipment to the Project site and/or easements.

SUM INSURED:              Being the expected maximum value of the largest
                          single consignment/shipment plus 10% for CIF at least
                          US$ 2,500,000.

PERIOD: From the date of the despatch of the first consignment until completion of unloading of the last consignment at the Project site and/or easements and any return transit incl. maintenance.

DEDUCTIBLES:              Not exceeding US$ 5,000 each and every loss or series
                          of losses consequent upon one event.

PRINCIPAL EXTENSIONS:     (a)       all forms of air, sea and land conveyances
                                    to be covered; and

                          (b) automatic cover, subject to declaration of values for premium purposes.

PRINCIPAL CONDITIONS:     (a)       all risks of physical loss or damage as per
                                    institute clauses or equivalent;

                          (b) institute war clauses (cargo, air cargo) or equivalent;

                          (c) institute strikes clause (cargo, air cargo) or equivalent;

                          (d) institute classification clause, replacement clause;

                          (e)       debris removal clause;

                          (f)       50/50 clause;

                          (g)       offsite storage, intermediate storage;

                          (h)       non contribution from other insurance;

                          (i)       subrogation waiver; and

                          (j) bank clauses (loss payee clause, assignment clause).

PRINCIPAL EXCLUSIONS:     (a)       excluding rust, oxidation, discoloration and
                                    costs of chipping, scratching and
                                    repainting/coating except where
                                    plant/machinery is packed/shipped using
                                    approved specifications; and

                          (b) excluding electrical and mechanical derangement unless caused by an insured peril.

3.       THIRD PARTY LIABILITY INSURANCE

INSURED: As per Insured for Paragraph 1 of this Part A together within each case, each of such party's servants, agents, officers, employees, secondees and assigns.

CO-INSURED INTERESTS:     As per co-Insured for Paragraph 1 of this Part A
                          together within each case, each of such party's servants, agents, officers, employees, seconds and assigns.

LIMIT OF INDEMNITY:       At least US$ 2,500,000 per occurrence or series of
                          occurrences, during the period of insurance (same limit as per the general liability insurance).

DESCRIPTION OF COVER:     Indemnity in respect of all sums which the Insured
                          shall become legally liable to pay to third parties arising out of the project in respect of:

                          (a) accidental death of, or accidental bodily injury to, illness or disease contracted by, any person (the term "bodily injury" shall be deemed to include mental injury, defamation, libel and slander); and

                          (b) accidental loss or damage to property including but not limited to loss of use, interference with any easement, right of air, light or water, stoppage of traffic, nuisance, trespass, loss of amenities, destruction, obstruction or any like cause.

GEOGRAPHICAL SCOPE:       Slovenia / Worldwide for business travel

PERIOD: From the Commencement Date until the Commercial Operations Date, plus maintenance period.

DEDUCTIBLES:              US$ 1,000 (or local currency equivalent) per
                          occurrence

PRINCIPAL EXCLUSIONS:     (a)       liability arising in circumstances requiring
                                    insurances under applicable road traffic legislation other than constructional plant as a tool of trade;

                          (b)       liability arising under penalty or
                                    liquidated damages clauses;

                          (c) liability for loss or damage to the contract works prior to the Commercial Operations Date; and

                          (d)       liability arising from aircraft or
                                    watercraft.

PRINCIPAL EXTENSIONS:     (a)       employers liability;

                          (b) cross liabilities clause (thereby ensuring each Insured is considered as a separate legal entity);

                          (c) expenses, legal fees, defence costs in addition to the sum insured;

                          (d)       Europewide jurisdiction; and

                          (e)       banks' clauses (loss payee clause,
                                    assignment clause)

B.       OPERATING PHASE INSURANCES

         The operating phase insurances intend to cover everything in connection with the operation. They start with the operation date and should replace the erection phase insurances for finished projects or parts of the projects.

         Operating phase insurances are usually issued for one year period with automatic prolongation.

1.       PROPERTY ALL RISK INCLUDING BUT NOT LIMITED TO:

                          - FLEXA (Fire, lightning, explosion, aircraft crash);

                          - Extended Coverage (Tap water, storm, hail, vehicle impact, strike, riot, sprinkler leakage;);

                          - Forces of nature (Earthquake, subsidence and landslide, flood, volcanic eruption etc);

                          - Electronic insurance (for internal operating losses e.g. by overvoltage and indirect stroke of lightning as well as handling errors).

INSURED:                  Western Wireless International d.o.o. (the Borrower);

CO-INSURED
INTERESTS:                The Lender

COVER: All assets, the site and all other property and interests used for or in connection with the operation and maintenance of the operation including Buildings, Office Equipment, Inventory, EDP/Computer-Equipment, the electrical interconnection facilities and stocks against all risks of physical loss or damage including burglary and theft, natural hazards, mechanical and electrical breakdown or a Property insurance, which contains at least the following components:-

                          - FLEXA (Fire, lightning, explosion, aircraft crash)-

                          - Extended Coverage (Tap water, storm, hail, vehicle impact, strike, riot, sprinkler-leakage)-

                          - Forces of nature (Earthquake, subsidence and landslide, flood, volcanic eruption etc)-

                          - Electronic insurance (for internal operating losses e.g. by overvoltage and indirect stroke of lightning as well as handling errors).

SUM INSURED:              An amount equal to not less than 100% of the full
                          reinstatement value of all properties, at a minimum of not less than US$ 33,000,000. (current sums insured in 2002).

DEDUCTIBLES:              Not exceeding US$ 5,000 (for each and every claim)
                          except Earthquake where a deductible not exceeding 5% of the claim amount will be applicable

PRINCIPAL EXTENSIONS      (a)       debris removal

                          (b)       professional fees;

                          (c)       expediting expenses;

                          (d) local authorities (in cases of sites with building permits);

                          (e) computer equipment, data carrying media and reinstatement of data;

                          (f)       temporary removal;

                          (g) Automatic coverage for capital additions (15% of sums insured); and

                          (h) bank clauses (loss payee clause, assignment clause).

PRINCIPAL EXCLUSIONS:     (a)       war, radioactivity etc.;

                          (b)       latent defects.

PERIOD: From the earlier of (a) the date upon which the Insurance under Paragraph 1 of Part A of this Appendix 1 expires and (b) the Commercial Operations Date, until the date falling 12 months thereafter, to be renewed annually prior to its expiry until payment in full of the Senior Loans,

         2.       BUSINESS INTERRUPTION

         INSURED:                            The Borrower

         CO-INSURED INTERESTS:               The Senior Creditors

         COVER: As a minimum, debt service, fixed operating expenses, extra expenses (incl. contractual liquidated damages) and increased cost of working as a direct consequence of loss of or damage to any part of the Project and insured under
                                             Paragraph 1 of Part A above
                                             incurred during the indemnity
                                             period.

                                             To be extended to loss of profits
                                             as soon as break-even is reached.

         SUM INSURED:                        The amount determined to provide
                                             the cover for all fixed costs and
                                             debt services for the duration of
                                             the indemnity period, at least US$
                                             2,000,000.

                                             US$ 250,000 for extra expenses.

         INDEMNITY PERIOD:                   12 months from the occurrence of
                                             loss or damage.

         WAITING PERIOD:                     Not to exceed 7 days (for each and
                                             every claim), except extra expense
                                             US$ 2.500.

         PRINCIPAL EXTENSIONS:               (a)      suppliers extension;

                                             (b)      failure of utilities;

                                             (c)      denial of access;

                                             (d)      interim payments clause;
                                                      and

                                             (e)      banks clauses (loss payee
                                                      clause, assignment
                                                      clause).

         PRINCIPAL EXCLUSIONS:               As per the Property All Risk
                                             section 1

         PERIOD: From the earlier of (a) the date upon which the Insurances under Paragraph 1 of Part A of this
                                             Appendix 1 expires, and (b) the
                                             Commercial Operations Date, until
                                             the date falling 12 months
                                             thereafter, to be renewed annually
                                             prior to its expiry until payment
                                             in full of the Senior Loans

         3.       THIRD PARTY LIABILITY

         INSURED: The Borrower, together with its respective assigns, directors, employees, secondees, servants and agents.

         CO-INSURED INTERESTS:               The Senior Creditors, together with
                                             their respective assigns,
                                             directors, employees, secondees,
                                             servants and agents.

         COVER: Indemnity in respect of all sums which the Insured shall become legally liable to pay to third parties arising out of the Project in respect of:

                                             (a)      accidental death of, or
                                                      accidental bodily injury
                                                      to, illness or disease
                                                      contracted by, any person
                                                      (the term "bodily injury"
                                                      shall be deemed to include
                                                      mental injury, defamation,
                                                      libel and slander); and

                                             (b)      accidental loss or damage
                                                      to property including but
                                                      not limited to loss of
                                                      use, interference with any
                                                      easement, right of air,
                                                      light or water, stoppage
                                                      of traffic, nuisance,
                                                      trespass, loss of
                                                      amenities, destruction,
                                                      obstruction or any like
                                                      cause.

         SUM INSURED:                        At least US$ 2,500,000 per
                                             occurrence or series of occurrences
                                             during the period of insurance

         GEOGRAPHICAL SCOPE:                 Slovenia / Worldwide for business
                                             travel

         DEDUCTIBLE:                         Not to exceed US$ 1,000 for each
                                             claim.

         PERIOD: From the earlier of (a) the date on which the Insurances referred to in Paragraph 4 of Part A of this
                                             Appendix 1 expire and (b) the
                                             Commercial Operations Date until
                                             the date falling 12 months
                                             thereafter to be renewed annually
                                             prior to its expiry until the
                                             payment in full of the Senior
                                             Loans.

         PRINCIPAL EXTENSIONS:               (a)      Employers Liability;

                                             (b)      Tenants Liability;

                                             (c)      Europewide jurisdiction;

                                             (d)      expenses, legal fees and
                                                      defence costs in addition
                                                      to the  sum insured; and

                                             (e)      Environmental Liability.

         4.       MARINE

         A MARINE COVER CAN BE PROVIDED BY THE HAULIER OR BY AN OWN INSURANCE POLICY. HOWEVER THE FOLLOWING ISSUES SHOULD BE GRANTED.

         INSURED:                            The Borrower;

         CO-INSURED INTERESTS:               The Senior Creditors

         DESCRIPTION OF COVER:               Coverage will extend to all risks
                                             of direct physical loss or damage
                                             to any goods whilst on
                                             transportation. Coverage is
                                             arranged on an open cover basis,
                                             for all risks covering all
                                             transport requirements.

         SUM INSURED:                        The expected maximum value of the
                                             largest single consignment/shipment
                                             plus 10% for CIF, at least US$
                                             2,500,000.

         PERIOD: From Commercial Operations Date resp. Day one of the first consignment until the date falling 12 months thereafter to be renewed annually prior to its expiry until the payment in full of the Senior Loans.

         DEDUCTIBLES:                        Not exceeding US$ 5,000 each and
                                             every loss or series of losses
                                             consequent upon one event.

         PRINCIPAL EXTENSIONS:               (a)      all forms of air, sea and
                                                      land conveyances to be
                                                      covered; and

                                             (b)      automatic cover, subject
                                                      to declaration of values
                                                      for premium purposes.

         PRINCIPAL CONDITIONS:               (a)      all risks of physical loss
                                                      or damage as per institute
                                                      clauses or equivalent;

                                             (b)      institute war clauses
                                                      (cargo, air cargo) or
                                                      equivalent;

                                             (c)      institute strikes clause
                                                      (cargo, air cargo) or
                                                      equivalent;

                                             (d)      institute classification
                                                      clause, replacement
                                                      clause;

                                             (e)      debris removal clause;

                                             (f)      delayed unpacking (150
                                                      days) clause;

                                             (g)      offsite storage;

                                             (h)      non contribution from
                                                      other insurance;

                                             (i)      subrogation waiver; and

                                             (j)      bank clauses (loss payee
                                                      clause, assignment
                                                      clause).

         PRINCIPAL EXCLUSIONS:               (a)      excluding rust, oxidation,
                                                      discoloration and costs of
                                                      chipping,  scratching and
                                                      repainting/coating except
                                                      where plant/machinery is
                                                      packed/shipped using
                                                      approved specifications;
                                                      and

                                             (b)      excluding electrical and
                                                      mechanical derangement
                                                      unless caused by an
                                                      insured peril.

         5.       DIRECTORS & OFFICERS LIABILITY

         INSURED:                            The Borrower

         INSURED PERSONS:                    All of the Borrower's Directors and
                                             Officers

         COVER: D&O insurance provides cover for claims made against the individual directors & officers for 'wrongful acts' committed as directors & officers of the "company".

         SUM INSURED:                        US$ 2.500.000 per occurrence or
                                             series of occurrences during the
                                             period of insurance.

         GEOGRAPHICAL SCOPE:                 Worldwide

         DEDUCTIBLE:                         Not to exceed US$ 5.000 for each
                                             claim

         PERIOD: From the General Operations Date until the date falling 12 months thereafter to be renewed annually prior to its expiry until the payment in full of the Senior
                                             Loans.

         PRINCIPAL CONDITIONS:               Legal Liability with respect of
                                             Civil Law

         PRINCIPAL EXCLUSIONS:               Wilful acts

         C.       OTHER INSURANCES

         1.       AUTOMOBILE THIRD PARTY LIABILITY AND OWN DAMAGE LIABILITY

                  Automobile bodily injury and property damage liability insurance for vehicles of the Borrower requiring such cover under the statutory requirements of Slovenia.

         2.       PERSONAL ACCIDENT & TRAVEL

                  If overseas travel is undertaken by employees, consideration should be given to the purchase of this cover.

                  If benefits available under this cover are provided as part of employees' contracts (as opposed to a benefit to the employer), then it will be important to ensure that no less cover is provided post completion.

         3.       FIDELITY GUARANTEE/CRIME

                  Dishonesty from employees can represent a significant exposure to employers. The exposure to fraud from outside third parties may also be an area of concern going forward. Examples of potential exposures include:

                  Funds transfer - this area is vulnerable to short and long-term fraud;

                  Cheques - this is an area that may be susceptible to long term fraud;

                  Computer Systems - accounting areas are also vulnerable to short or long term fraud.

                  Terms and conditions of an insurance cover can not be provided prior to a security check, usually done by an insurer."

124. Schedule 14 (Covenant Compliance Certificate) of the Original Facility Agreement is amended by deleting such Schedule in its entirety and replacing it with the following schedule:

                                  "SCHEDULE 14
                         COVENANT COMPLIANCE CERTIFICATE

To:      IKB Deutsche Industriebank AG as Off Shore Facility Agent

From: [Western Wireless International d.o.o.] [Western Wireless International Corporation](1)

Dated:

----------
(1) Western Wireless International Corporation Certificate only required after the Second Amendment Agreement Effective Date and to include the information in paragraph 1, paragraph 2(a), (j), (k), (l) (as it applies to the Group), paragraph 3(a) as it relates to the Sponsors' and Shareholders' Undertaking and Completion Guarantee.

Dear Sirs

                               FACILITY AGREEMENT

                           DATED [-] (THE "AGREEMENT")

1. We refer to the Agreement. This is a Covenant Compliance Certificate. Terms defined in the Agreement have the same meaning in this Covenant Compliance Certificate unless given a different meaning in this Covenant Compliance Certificate.

2. We confirm that as at the date of the financial statements in respect of [-]:

         (a) all contributions required to be made by the Shareholders pursuant to the Sponsors' and Shareholders' Undertaking and Completion Guarantee have been made when due;

         (b)      the Contributed Capital Ratio is [-]*;

         (c)      the number of Subscribers was [-]*;

         (d)      the Population Coverage was [-]*;

         (e)      the Service Revenues were [-]*;

         (f)      EBITDA of the Borrower was [-];

         (g)      the Total Leverage Ratio was [-];

         (h)      the Interest Coverage Ratio was [-]*;

         (i)      the Debt Service Cover Ratio was [-]*;

         (j) from the Second Amendment Agreement Effective Date, the Consolidated Tangible Net Worth of the Group was [-] for the preceding financial year of the Group;

         (k) from the Second Amendment Agreement Effective Date, the Consolidated EBITDA of the Group for the preceding financial year of the Group was [-];

         (l) the financial statements were prepared in accordance with [US GAAP] [and, if applicable, Slovenian Accounting Standards] consistently applied and represent a true and fair view of the [Borrower] [Group] and do not omit any material liability;

         (m) we have received Sponsors Unsecured Loans in the amount of [-],

----------
* Only required to be included for Covenant Compliance Certificates issued prior to the Second Amendment Agreement Effective Date.

         and attached hereto are detailed calculations and/or evidence thereof.

3.       We confirm that as of the date hereof:

         (a) no Potential Event of Default or Event of Default is continuing;(2)

         (b) [no Cash Shortfall] [a Cash Shortfall] exists [in an amount equal to [-]].(3)

4. As at the date of this Covenant Compliance Certificate the Repeated Representations are correct by reference to the facts and circumstances as at the date hereof except for representations which were made as of a specific date which shall be correct in all material respects as of such date.

5. We hereby request that the Applicable Margin in relation to the [state Facility] be adjusted from [insert] to [insert].

         Signed:     ---------------------            --------------------------
                     Director                         Director

         [insert applicable auditor certification language](4)

                           --------------------------
                              for and on behalf of

                 [name of auditors of the Borrower or Group](5)"

125. Paragraph 2 of Schedule 15 (Project Status and Progress Report) of the Original Facility Agreement is amended by deleting such paragraph in its entirety and replacing with the following paragraph:

         "2.      Set out below is:

                  (1) with respect to the Eligible Expenditures under the ECA Facility a list of (i) all purchase orders placed, and (ii) deliveries received and/or services rendered during the Quarter together with copies of the relevant invoices from the Equipment Vendor(+);
----------

(2) If this statement cannot be made, the certificate should identify any Event of Default or Potential Event of Default that is continuing and the steps, if any, being taken to remedy it.

(3)      Include if Cash Shortfall exists.

(4) To be agreed with the Borrower's/Group's auditors and the Banks. Auditors must verify all of the above statements other than points 2(c), (d) or 3.

(5) Only applicable if the Covenant Compliance Certificate accompanies the audited financial statements and is to be signed by the auditors. To be agreed with the Borrower's/Group's auditors.

(+) Only required to be included for Project Status and Progress Report issued prior to the Second Amendment Agreement Effective Date.

                  (2) a detailed and full description of the status of the installation of the Network in comparison to the most recent Business Plan and the status of all national roaming agreements;

                  (3) a comparison of the Borrower's actual business and network development (including but not limited to network roll out and network quality measured in Population Coverage and dBm and services offered) with the Licence requirements and the Business Plan;

                  (4) until the Second Amendment Agreement Conditions Satisfaction Date, the information contained in the annex hereto;

                  (5) a description of any non-compliance with delays in performance of, cost increases under or other issues arising out of any Material Contracts that could reasonably be expected to affect the Borrower's ability to perform its obligations under the Finance Documents;

                  (6) a detailed description of any material financial, operational, construction, regulatory, administrative, legal or other issues that have had or could reasonably be expected to have a significant impact on the Borrower;

                  (7) a list of all Material Contracts entered into, amended, terminated or substituted in the last Quarter; and

                  (8) a description of any complaints received and correspondence from the Government or any governmental bodies or other authority in relation to the Project; and

                  (9) details of all tariff plans and Subscriber acquisition costs (in total and per subscriber) including (without limitation) subsidies spent on the provision of handsets and any special offers to Subscribers; and

                  (10) an update of the sales and marketing strategy report comprised in the most recent Business Plan and covering subscriber acquisition cost, marketing cost and handset and other subsidies; and

                  (11) a written outline of major market and business developments.

126. Schedule 15 (Project Status and Progress Report) of the Original Facility Agreement is amended by adding a "+" after the word "Consultant*" at the end of such schedule.

127. Schedule 15 (Project Status and Progress Report) of the Original Facility Agreement is amended by deleting the words "31.12.2003 or 31.12.2004" from the end of the footnote marked "*" of such schedule.

128. Schedule 16 (Form of Permitted Bill of Exchange) of the Original Facility Agreement is amended by deleting such Schedule in its entirety and replacing it by the following schedule:

                                  "SCHEDULE 16
                       FORM OF PERMITTED BILL OF EXCHANGE

         V______________________________              ([-])
               (kraj in datam [-])
         _______________________________ PLACAJTE ZA TO _________ MENICO
                    ([-])
         PO NALOGU _____________________________________________ ZNESEK
                                      ([-])

                                              ([-])

         VREDNOST PREJETA ______IN GA POLOZITE NA RAGUN _______ OBVESTIL

         OBVESTITE ________________________
                           ([-])
         PLACLJIVO PRI ___________________________________________________
                                                      ([-])"

129. Schedule 17 (Population Coverage Verification) of the Original Facility Agreement is amended by adding footnote reference "6" after the number "17" in the heading and adding the following footnote to the footer at the bottom of the first page of such schedule:

         "6 Obsolete from the Second Amendment Agreement Effective Date."

130. Schedule 17 (Population Coverage Verification) of the Original Facility Agreement is amended by changing the footnote reference "3" in paragraph 3.4.2 of such Schedule is re-numbered as footnote reference "7".

131. Schedule 18 (Initial report of the Independent Technical Consultant) of the Original Facility Agreement is amended by deleting the word "report" in the heading of such Schedule and replacing it with the word "REPORT".

132. Schedule 19 (Additional Coverage Requirements) of the Original Facility Agreement is amended by adding footnote reference "8" after the number "19" in the heading of such Schedule and adding the following footnote to the footer at the bottom of the first page of such schedule:

         "9 Obsolete from the Second Amendment Agreement Effective Date."

133. The Original Facility Agreement is amended by inserting the following exhibits after the end of Annex 5 (Base Stations being "on air") and before the start of the Execution Clause (Signatories to the Facility Agreement):

                                   "Exhibit 1
                         Vega Status Quo Business Plan"

                                   "Exhibit 2

                              Group Business Plan"

134. The execution block for the party named "IKB Deutsche Industriebank AG" in the Execution Clause (Signatories to the Facility Agreement) of the Original Facility Agreement is amended by deleting the words "Andreas Nestel" from the 'Attention of' line in such execution block and replacing it with "Dr. Peer Gunzel".

135. The execution block for the party named "Raiffeisenlandesbank Oberosterreich reg. Gen. m.b.H." in the Execution Clause of the Original Facility Agreement is amended by deleting such party name in its entirety and replacing it with the following name:

         "RAIFFEISENLANDESBANK OBEROSTERREICH REG. GEN. M.B.H."

136. The execution block for the party named "Western Wireless International d.o.o." in the Execution Clause of the Original Facility Agreement is amended by deleting the fax details "+386 1 5801 109" in the "Fax" line of such clause and replacing it with the following fax details: "+386 1 5801 011".

137. The execution block for the party named "Nova Ljubljanska Banka d.d., Ljubljana" in the Execution Clause of the Original Facility Agreement is amended by adding the contact details "or +386 1 476 5108" after the contact number "+386 1 520 7273" in the "Telephone" lines of such execution block.

138. The execution block for the party named "Nova Ljubljanska Banka d.d., Ljubljana" in the Execution Clause of the Original Facility Agreement is amended by adding the words "or Ms. Ida Menard" to the end of the "Attention of" line of such execution block.

139. The Execution Clause of the Original Facility Agreement is amended by deleting the execution block for the party named "Landesbank Schleswig-Holstein Girozentrale" in its entirety and replacing it with the following execution block:

         "CO-ARRANGER AND ORIGINAL EURO FACILITY BANK

         HSH NORDBANK AG

         By:         MARION POETSCHKE                 MANFRED ZIWEY
                     ----------------                 -------------
                     Name:  Marion Poetschke          Name:  Manfred Ziwey
                     Title: Assistant Director        Title: Director

         Address:       Martensdamm 6, 24103 Kiel, Germany
         Telephone:     +431 900 11604
         Fax:           +431 900 34151
         Attention of:  Klaus-Volker Lenk"

140. The Execution Clause of the Original Facility Agreement is amended by deleting the execution blocks for the party named "Hypo Alpe-Adria-Bank AG" and "Hypo Alpe-Adria-Bank d.d." in such clause and replacing them with the following execution blocks:

         "CO-ARRANGER AND ORIGINAL EURO FACILITY BANK

         HYPO ALPE-ADRIA BANK AG

         By:         MARION POETSCHKE                 MANFRED ZIWEY
                     ----------------                 -------------
                     Name:  Marion Poetschke          Name:  Manfred Ziwey
                     Title: Assistant Director        Title: Director

         Address:       Stock im Eisen-Platz 3, 1010 Wien, Austria
         Telephone:     +43 50202 6952 or +43 50202 2315 or 2483
         Fax:           +43 (0) 50202 6990
         Attention of:  International Finance (for credit matters)
                        International Services (for administrative matters)

         EURO FACILTY BANK
         DEG - DEUTSCHE INVESTITIONS -
         UND ENTWICKLUNGSGESELLSCHAFT MBH

         By:                                 By:
         Name:                               Name:
         Title:                              Title:

         Address:       Belvederestr. 40
                        50933 Cologne, Germany

         Telephone:     +49 221 4986 576
         Fax:           +49 221 4986 107
         Attention of:  Matthias Goulnik

         EURO FACILITY BANK
         AKA  AUSFUHRKREDIT-GESELLSCHAFT M.B.H.

         By:                                 By:
         Name:                               Name:
         Title:                              Title:

         Address:       Grosse Gallusstrasse 1-7
                        60311 Frankfurt am Main, Germany

         Telephone:     +49 69 29891 236 or +49 69 29891 167
         Fax:           +49 29891 150
         Attention of:  Heike Koenebruch or Beate Muller

         ORIGINAL SIT FACILITY BANK
         HYPO ALPE-ADRIA-BANK D.D.

         By:                                 By:
         Name:                               Name:
         Title:                              Title:

         Address:       Trg Osvobodilne fronte 12
         PO Box 1601, SI - 1001 Ljubljana, Slovenia
         Telephone:     +386 1 300 4408
         Fax:           +386 1 300 4491
         Attention of:  Mr. Ivo Rep"

          SIGNATURE PAGE OF THE SECOND AMENDMENT AGREEMENT RELATING TO
                             THE FACILITY AGREEMENT

         THE BORROWER
         WESTERN WIRELESS INTERNATIONAL D.O.O.

         By:

         Name:
         Title:

         Address:       Brnciceva ulica 49, 1231 Ljubljana, Slovenia
         Telephone:     +386 1 5801 200
         Fax:           +386 1 5801 011
         Attention of:  Steven Fast

         LEAD ARRANGER, OFF SHORE SECURITY AGENT, OFF SHORE FACILITY AGENT AND ORIGINAL EURO FACILITY BANK

         IKB DEUTSCHE INDUSTRIEBANK AG

         By:                                 By:

         Name:                               Name:
         Title:                              Title:

         Address:       Wilhelm-Botzkes-Strasse 1, 40474 Dusseldorf, Germany
         Telephone:     +49 211 8221 4887 or +49 211 8221 4193
         Fax:           +49 211 8221 2887 or +49 211 8221 2193
         Attention of:  Martina Messing or Dr. Peer Gunzel

          SIGNATURE PAGE OF THE SECOND AMENDMENT AGREEMENT RELATING TO
                             THE FACILITY AGREEMENT

         LEAD ARRANGER AND ORIGINAL EURO FACILITY BANK
         KREDITANSTALT FUR WIEDERAUFBAU

         By:                                 By:

         Name:                               Name:
         Title:                              Title:

         Address:      Palmengartenstrasse 5-9, 60325 Frankfurt am Main, Germany
         Telephone:    +49 69 7431 4247
         Fax:          +49 69 7431 2258
         Attention of: Andre Collin

         SENIOR CO-ARRANGER AND ORIGINAL EURO FACILITY BANK
         RAIFFEISENLANDESBANK OBEROSTERREICH REG. GEN. M.B.H.

         By:                                 By:

         Name:                               Name:
         Title:                              Title:

         Address:       Raiffeisenplatz 1, 4021 Linz, Austria
         Telephone:     +43 732 6596 3170
         Fax:           +43 732 6596 3131
         Attention of:  Dr. Lambert Hofbauer

          SIGNATURE PAGE OF THE SECOND AMENDMENT AGREEMENT RELATING TO
                             THE FACILITY AGREEMENT

         SENIOR CO-ARRANGER, ON SHORE SECURITY AGENT, ON SHORE FACILITY AGENT AND ORIGINAL SIT FACILITY BANK

         NOVA LJUBLJANSKA BANKA D.D., LJUBLJANA

         By:                                 By:

         Name:                               Name:
         Title:                              Title:

         Address:       Smartinska 130, SI - 1520 Ljubljana, Slovenia
         Telephone:     +386 1 520 7273 or +386 1 476 5108
         Fax:           +386 1 425 60 02
         Attention of:  Ms. Jasna Istenic or Ms. Ida Menard

         CO-ARRANGER AND ORIGINAL EURO FACILITY BANK
         HSH NORDBANK AG

         By:                                 By:

         Name:                               Name:
         Title:                              Title:

         Address:       Martensdamm 6, 24103 Kiel, Germany
         Telephone:     +431 900 11604
         Fax:           +431 900 34151
         Attention of:  Klaus-Volker Lenk

          SIGNATURE PAGE OF THE SECOND AMENDMENT AGREEMENT RELATING TO
                             THE FACILITY AGREEMENT

         CO-ARRANGER AND ORIGINAL EURO FACILITY BANK
         HYPO ALPE-ADRIA-BANK AG

         By:                                 By:

         Name:                               Name:
         Title:                              Title:

         Address:       Stock im Eisen-Platz 3, 1010 Wien, Austria
         Telephone:     +43 50202  6952 or +43 50202 2315 or 2483
         Fax:           +43 (0) 50202  6990
         Attention of:  International Finance (for credit matters)
                        International Services (for administrative matters)

         ORIGINAL SIT FACILITY BANK
         HYPO ALPE-ADRIA-BANK D.D.

         By:                                 By:

         Name:                               Name:
         Title:                              Title:

         Address:       Trg Osvobodilne fronte 12
                        PO Box 1601, SI - 1001 Ljubljana, Slovenia

         Telephone:     +386 1 300 4408
         Fax:           +386 1 300 4491
         Attention of:  Mr. Ivo Rep

          SIGNATURE PAGE OF THE SECOND AMENDMENT AGREEMENT RELATING TO
                             THE FACILITY AGREEMENT

         EURO FACILITY BANK

         DEG - DEUTSCHE INVESTITIONS -
         UND ENTWICKLUNGSGESELLSCHAFT MBH

         By:                                 By:

         Name:                               Name:
         Title:                              Title:

         Address:       Belvederestr. 40
                        50933 Cologne, Germany

         Telephone:     +49 221 4986 576
         Fax:           +49 221 4986 107
         Attention of:  Matthias Goulnik

         EURO FACILITY BANK
         AKA AUSFUHRKREDIT-GESELLSCHAFT M.B.H.

         By:                                 By:

         Name:                               Name:
         Title:                              Title:

         Address:       Grosse Gallusstrasse 1-7
                        60311 Frankfurt am Main, Germany

         Telephone:     +49 69 29891 236 or +49 69 29891 167
         Fax:           +49 69 29891 150
         Attention of:  Heike Koenebruch or Beate Muller

          SIGNATURE PAGE OF THE SECOND AMENDMENT AGREEMENT RELATING TO
                             THE FACILITY AGREEMENT

         ACKNOWLEDGEMENT

         By signing hereunder, each Sponsor and Shareholder acknowledges and consents to the terms and conditions of this Agreement and of the amendments made to the Original Facility Agreement.

         Each Sponsor and Shareholder confirms that it has no defence under any Finance Document, in particular the Sponsor's and Shareholders' Undertaking and Completion Guarantee (as amended on 28 October 2002 and on or about the date hereof), as a consequence of the amendments made thereto and further confirm the rights and obligations of each Sponsor and Shareholder under each unamended and amended term of any Finance Document.

         THE SPONSORS
         WESTERN WIRELESS INTERNATIONAL CORPORATION

         By:

         Name:

         Title:

         Address:       3650 131st Avenue, S.E., Suite 400, Bellevue, Washington
                        98006, USA
         Telephone:     +1 425 586 8161
         Fax:           +1 425 586 8777
         Attention of:  Scott Alderman

         WESTERN WIRELESS INTERNATIONAL SLOVENIA CORPORATION

         By:

         Name:
         Title:

         Address:       3650 131st Avenue, S.E., Suite 400, Bellevue, Washington
                        98006, USA
         Telephone:     +1 425 586 8161
         Fax:           +1 425 586 8777
         Attention of:  Scott Alderman

          SIGNATURE PAGE OF THE SECOND AMENDMENT AGREEMENT RELATING TO
                             THE FACILITY AGREEMENT

         WESTERN WIRELESS INTERNATIONAL SLOVENIA II CORPORATION

         By:

         Name:
         Title:

         Address:       3650 131st Avenue, S.E., Suite 400, Bellevue, Washington
                        98006, USA
         Telephone:     +1 425 586 8161
         Fax:           +1 425 586 8777
         Attention of:  Scott Alderman